UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2009

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged
Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Review and Results	3
Schedules of Investments	29
Financial Statements	52
Notes to the Financial Statements	56
Financial Highlights	76
Report of Independent Registered Public Accounting Firm	84
Other Information	85

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks
This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is also subject to the risks associated with writing (selling) call options. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after tax return, and minimize capital gains and income distribution. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged
Equity Funds

Market Review

U.S. equity markets oscillated between extremes of fear and exuberance during the 12 months ended December 31, 2009 (the “Reporting Period”). The credit crisis from 2008 spilled into the first quarter, as the nation’s financial system experienced an extremely challenging period. As governments around the world coordinated a response to the financial crisis, the likelihood of failure was reduced for many companies as a result, and stocks rallied sharply from a March 9th trough into the second and third quarters. Propelled by investors’ renewed appetite for risk, the equity markets were driven higher by the most battered names from the first quarter. The U.S. equity markets continued to experience gains through the end of the year, though in a less pronounced manner. The economy continued to show encouraging signs of stabilization and improvement during the fourth quarter. However, despite some positive economic data, concerns about the elevated unemployment rate of 10%, the Federal Reserve’s stance on interest rates, and the strength of the U.S. dollar weighed somewhat on the markets during the last months of the year.

U.S. Equity Markets

The S&P 500 Index gained 26.46% in a broad-based rally, its best annual gain since 2003, though still significantly down from its 2007 peak. All ten sectors in the S&P 500 Index were up for the year, with the information technology (+61.80%) and materials (+48.34%) sectors gaining the most ground. In terms of its weighting in the S&P 500 Index, the information technology sector was the largest positive contributor. The Russell 2000 Index, which is a measure of small-cap stocks, and the Russell 3000 Index, which is a measure of the broad equity market, rose 27.17% and 28.34%, respectively.

The Russell 1000 Growth Index rose 37.21% during the Reporting Period, significantly outperforming the Russell 1000 Value Index, which was up 19.69%. Indeed, growth stocks outperformed value stocks across the capitalization spectrum, largely because the growth index was more heavily weighted in the information technology sector, which outperformed during the Reporting Period.

International Equity Markets

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the “MSCI EAFE Index”) gained 31.78% (USD) during the Reporting Period. All 21 countries in the MSCI EAFE Index were up, with Norway (+85.38%) and Australia (+74.89%) posting the largest absolute gains. In terms of its weighting in the MSCI EAFE Index, the U.K. (+43.75%) was the largest positive contributor.

All ten sectors in the MSCI EAFE Index posted positive results for the Reporting Period, with the materials (+69.00%) and financials (+37.58%) sectors gaining the most ground. The heavily-weighted financials sector was the largest positive contributor.

MARKET REVIEW

Looking Ahead

Our focus will remain on companies with strong fundamentals, sustainable earnings and good management. We anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium and
Goldman Sachs International Equity Dividend
and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund and Goldman Sachs International Equity Dividend and Premium Fund seek to maximize income and total return. Their portfolios consist primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Funds look to generate an attractive after-tax cash flow.

Goldman Sachs U.S. Equity Dividend and Premium and
Goldman Sachs International Equity Dividend and Premium
Funds’ Investment Process

A diversified portfolio:

■ Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■ Emphasize higher dividend-paying stocks within each industry and sector.

Call options:

■ The Funds utilize index call writing to enhance their cash flow.

■ We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index.

■ A fully invested, style-consistent portfolio.

■ Seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■ The Funds seek to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.1

1A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provision in the Internal Revenue Code for taxable years beginning after December 31, 2010.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 23.03%, 21.93% and 23.55%, respectively. These returns compare to the 26.46% and 5.93% average annual total returns of the Fund’s benchmarks, the Standard & Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”) and the Barclays Capital Aggregate Bond Index, respectively, during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500 Index detracted from the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.) Stock selection within the consumer discretionary, financials and health care sectors also hampered results. The Fund’s investments in the materials, utilities and consumer staples sectors added value.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. The sale of a call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index as call options are exercised and we pay the purchaser the increase in value. This was the case during the annual period, when the S&P 500 Index rose substantially.

In general, we targeted 4% in annual premiums. Because implied volatility was quite high, we only had to write call options covering about 20% of the value of the stock portfolio to achieve this target. We mention this because the amount of option writing limits the ability of the Fund to participate in market rallies.

Overall, however, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been about 95% of the realized volatility of the S&P 500 Index.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 3.4% compared to 2.1% for the S&P 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The portfolio benefited from overweighted positions in microcontroller and analog semiconductors provider Microchip Technology; leading private mortgage insurer MGIC Investment; and computer chip maker Intel Corp.

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	Detracting from relative performance were overweighted positions in Gannett, publisher of USA Today and more than 80 U.S. dailies, and Morgan Stanley, a global financial services company. A lack of exposure to The Goldman Sachs Group, the parent company of Goldman Sachs Asset Management (“GSAM”), also hindered relative performance compared to the benchmark. GSAM is generally prohibited by regulation from purchasing shares of The Goldman Sachs Group on behalf of the Fund.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our process. Accordingly, during the second quarter of 2009, we introduced an enhanced risk model to our process. The key features are the dynamic adjustment of volatility decay rates based on the market environment; the decomposition of factor exposures into different lags; and the use of short interest as a control factor. The expected benefits of these rather complex features are the ability to react to changing markets in a timelier manner, avoiding stale exposures and better controlling active exposure to heavily shorted companies. We believe these enhancements have predictive ability and should further add value to our process over time.

FUND BASICS

U.S. Equity Dividend and Premium Fund
as of December 31, 2009

PERFORMANCE REVIEW

January 1, 2009–	Fund Total Return		Barclays Capital
December 31, 2009	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	23.03%	26.46%	5.93%
Class C	21.93	26.46	5.93
Institutional	23.55	26.46	5.93

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclays Capital Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	16.25%	-1.12%	8/31/05
Class C	20.92	-0.60	8/31/05
Institutional	23.55	0.57	8/31/05

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.29%
Class C	1.99	2.04
Institutional	0.84	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/096

		Since Inception
Class A Shares	One Year	(8/31/05)

Returns before taxes*	16.25%	-1.12%
Returns after taxes on distributions**	15.94	-1.78
Returns after taxes on distributions*** and sale of Fund shares	10.90	-0.89

   6The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.
   *Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
  **Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
 ***Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

TOP 10 HOLDINGS AS OF 12/31/097

	% of Net
Holding	Assets	Line of Business

Chevron Corp.	3.0%	Energy
TransDigm Group, Inc.	2.6	Capital Goods
Eli Lilly & Co.	2.3	Pharmaceuticals, Biotechnology & Life Sciences
The Procter & Gamble Co.	2.2	Household & Personal Products
E.I. du Pont de Nemours & Co.	2.1	Materials
Exxon Mobil Corp.	2.1	Energy
AT&T, Inc.	2.1	Telecommunication Services
Apple, Inc.	2.1	Technology Hardware & Equipment
Bristol-Myers Squibb Co.	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Microsoft Corp.	2.0	Software & Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/098

[8]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2005 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced August 31, 2005)
Excluding sales charges	23.03%	0.18%
Including sales charges	16.25%	–1.12%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	21.93%	–0.60%
Including contingent deferred sales charges	20.92%	–0.60%

Institutional (Commenced August 31, 2005)	23.55%	0.57%

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs International Equity Dividend and Premium Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 26.17%, 25.12% and 26.06%, respectively. These returns compare to the 31.78% and 6.93% average annual total returns of the Fund’s benchmarks, the MSCI EAFE Index (net of withholding taxes, unhedged) and the Barclays Capital Global Aggregate Bond Index, respectively, during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options detracted from total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.) Stock selection within the financials, materials and consumer discretionary sectors also dampened relative performance. The Fund’s mix of stocks in the industrials sector enhanced results.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. The sale of a call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index as call options are exercised and we pay the purchaser the increase in value. This was the case during the annual period, when the global stock indices rose substantially.

In general, we targeted 4% in annual premiums. Because volatility was quite high, we only had to write call options covering about 20% of the value of the stock portfolio to achieve this target. We mention this because the amount of option writing limits the ability of the Fund to participate in market rallies.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 3.7% compared to 2.9% of the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The portfolio benefited from overweighted positions in Schneider Electric, a global energy management company based in France; Parmalat, a multinational Italian dairy and food corporation; and Grupo Ferrovial, a Spanish company that develops and manages transport, urban and services infrastructure.

Q	Which individual stock holdings detracted most from relative performance during the Reporting Period?

A	Detracting from relative performance was an underweighted position in London-headquartered Anglo American, a diversified mining and natural resources company. Overweighted positions in Japanese mobile operator NTT DoCoMo Inc. and Japanese automaker Honda Motor also hurt relative performance.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our process. Accordingly, we implemented enhancements in our non-U.S. risk models in a staged rollout across various global regions. In the second quarter of 2009, we added the ability to dynamically adjust volatility decay rates based on the market environment, which we believe can help us react to changing markets in a timelier manner. In the third quarter, we made adjustments, which through risk forecasting, should help us better account for factor crowding. Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes. We believe these enhancements have predictive ability and should further add value to our process over time.

FUND BASICS

International Equity Dividend and Premium Fund
as of December 31, 2009

PERFORMANCE REVIEW

January 1, 2009–	Fund Total Return		Barclays Capital Global
December 31, 2009	(based on NAV)[1]	MSCI EAFE Index (net)[2]	Aggregate Bond Index[3]

Class A	26.17%	31.78%	6.93%
Class C	25.12	31.78	6.93
Institutional	26.06	31.78	6.93

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclays Capital Global Aggregate Bond Index (formerly known as the Lehman Brothers Global Aggregate Bond Index) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	19.22%	-12.14%	1/31/08
Class C	24.11	-10.79	1/31/08
Institutional	26.06	-9.84	1/31/08

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	2.66%
Class C	2.05	3.41
Institutional	0.90	2.26

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/096

		Since Inception
Class A Shares	One Year	(1/31/08)

Returns before taxes*	19.22%	-12.14%
Returns after taxes on distributions**	19.00	-12.18
Returns after taxes on distributions*** and sale of Fund shares	12.94	-9.94

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.
*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/097

	% of Net
Company	Assets	Line of Business	Country

BP PLC ADR	2.6%	Energy	United Kingdom
BHP Billiton PLC	2.0	Materials	United Kingdom
HSBC Holdings PLC	2.0	Banks	United Kingdom
GlaxoSmithKline PLC ADR	1.8	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Nestle SA (Registered)	1.5	Food, Beverage & Tobacco	Switzerland
Honda Motor Co. Ltd.	1.5	Automobiles & Components	Japan
Enel SpA	1.5	Utilities	Italy
Vodafone Group PLC ADR	1.4	Telecommunication Services	United Kingdom
Banco Bilbao Vizcaya Argentaria SA	1.4	Banks	Spain
Banco Santander SA	1.4	Banks	Spain

[7]	The top 10 holdings may not be representative of the Fund’s current or future investments.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/098

[8]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the MSCI EAFE Index (net of withholding taxes, unhedged) and the Barclays Capital Global Aggregate Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Institutional and Class C Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced January 31, 2008)
Excluding sales charges	26.17%	–9.52%
Including sales charges	19.22%	–12.14%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	25.12%	–10.79%
Including contingent deferred sales charges	24.11%	–10.79%

Institutional (Commenced January 31, 2008)	26.06%	–9.84%

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global
Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management Investment Process
The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Structured Tax-Managed Equity Fund and the Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive ■ Rigorous ■ Objective	■ Extensive ■ Fundamental ■ Insightful
Advantage: Daily analysis of approximately 3,000 U.S. and International equity securities using a proprietary model.

■ Benchmark driven

■ Sector and size neutral

■ Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■ A fully invested, style-consistent portfolio

■ Broad access to the total U.S. and International equity market

■ A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Structured Tax-Managed Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 21.43%, 20.48%, 20.56%, 21.90% and 21.41%, respectively. These returns compare to the 28.34% average annual total return of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

During the Reporting Period, five of the Fund’s six themes detracted from its relative returns. Profitability, which assesses whether a company is earning more than its cost of capital, hampered relative results the most. Quality, Momentum, Management and Valuation also hampered relative performance. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. The Management theme assesses a company’s management strategy and behavior, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Sentiment, which reflects how Wall Street analysts’ views about a company’s earnings and prospects are changing over time, did not have a meaningful impact on relative performance during the annual period.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection detracted from the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Our stock picks in the telecommunication services and information technology sectors added most to performance. Overweighted positions in software maker Microsoft, data storage provider Seagate Technology, and pharmaceutical company Pfizer particularly enhanced relative results.

Q	Which individual stock holdings detracted most during the annual period?

A	Stock selection in the energy and consumer discretionary sectors hurt results most. Hindering performance were overweighted positions in oil refiner Valero Energy, diversified bank Capital One Financial and bank holding company Cathay General Bancorp.

Q	What changes or enhancements did you make to your quantitative model during the one-year Reporting Period?

A	We continuously look for ways to improve our investment process. Accordingly, during the first quarter of 2009, we added a new factor to our global models (excluding emerging markets) which extends the Fund’s Momentum theme by examining additional relationships across firms. This enhancement is part of our ongoing research effort in developing cross-company linkage signals.

During the second quarter of 2009, we introduced an enhanced risk model to our process. The key features are the dynamic adjustment of volatility decay rates based on the market environment; the decomposition of factor exposures into different lags; and the use of short interest as a

PORTFOLIO RESULTS

control factor. The expected benefits of these rather complex features are the ability to react to changing markets in a timelier manner, avoiding stale exposures and better controlling active exposure to heavily shorted companies.

We continued our extensive ongoing research process but did not implement significant model enhancements in the third quarter of 2009. During the fourth quarter of 2009, we implemented several enhancements to our U.S. equity models. We continued to refine our process to properly adjust for crowding, which if not controlled for, has the potential to shorten the horizon over which updated signal values are effective. Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes. We also continued to improve our cross-company linkage signals by examining the relationship between companies that are economically linked on a global basis. Further, we introduced two new signals within the Management theme. The first seeks to capture select actions of managers of hard-to-value companies, while the other attempts to identify companies where managers have an incentive that is tied to shareholder value. Lastly, we continued our sector-specific research and implemented a signal that measures the efficiency and profitability of airline companies.

We believe these enhancements have predictive ability and should further add value to our process over time.

FUND BASICS

Structured Tax-Managed Equity Fund
as of December 31, 2009

PERFORMANCE REVIEW

	Fund Total Return
January 1, 2009–December 31, 2009	(based on NAV)[1]	Russell 3000 Index[2]

Class A	21.43%	28.34%
Class B	20.48	28.34
Class C	20.56	28.34
Institutional	21.90	28.34
Service	21.41	28.34

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Since Inception	Inception Date

Class A	14.74%	-2.38%	-1.60%	4/3/00
Class B	15.47	-2.41	-1.77	4/3/00
Class C	19.55	-2.00	-1.78	4/3/00
Institutional	21.90	-0.88	-0.64	4/3/00
Service	21.41	-1.36	-1.12	4/3/00

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.09%	1.27%
Class B	1.84	2.02
Class C	1.84	2.02
Institutional	0.69	0.87
Service	1.19	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/095

			Since Inception
Class A Shares	One Year	Five Years	(4/3/00)

Returns before taxes*	14.74%	-2.38%	-1.60%
Returns after taxes on distributions**	14.54	-2.48	-1.67
Returns after taxes on distributions*** and sale of Fund shares	9.84	-1.99	-1.35

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.
*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/096

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.9%	Energy
Pfizer, Inc.	2.9	Pharmaceuticals, Biotechnology & Life Sciences
Intel Corp.	2.9	Semiconductors & Semiconductor Equipment
ConocoPhillips	2.6	Energy
QUALCOMM, Inc.	2.2	Technology Hardware & Equipment
Microsoft Corp.	2.2	Software & Services
PepsiCo, Inc.	2.1	Food, Beverage & Tobacco
Lorillard, Inc.	2.0	Food, Beverage & Tobacco
Seagate Technology	2.0	Technology Hardware & Equipment
Eli Lilly & Co.	1.9	Pharmaceuticals, Biotechnology & Life Sciences

6The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/097

[7]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.1% of the Fund’s net assets at December 31, 2009.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, and Service Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 3, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Since Inception

Class A (Commenced April 3, 2000)
Excluding sales charges	21.43%	–1.27%	–1.03%
Including sales charges	14.74%	–2.38%	–1.60%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	20.48%	–2.02%	–1.77%
Including contingent deferred sales charges	15.47%	–2.41%	–1.77%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	20.56%	–2.00%	–1.78%
Including contingent deferred sales charges	19.55%	–2.00%	–1.78%

Institutional (Commenced April 3, 2000)	21.90%	–0.88%	–0.64%

Service Class (Commenced April 3, 2000)	21.41%	–1.36%	–1.12%

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Structured International Tax-Managed Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 23.98%, 23.13% and 24.47%, respectively. These returns compare to the 31.78% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net of withholding taxes, unhedged), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed its benchmark index during the year, with the Management theme hurting results the most. Management assesses a company’s management strategy and behavior. Other detractors from relative performance were Sentiment, Momentum and Quality. Sentiment reflects how Wall Street analysts’ views about a company’s earnings and prospects are changing over time. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Profitability, which assesses whether a company is earning more than its cost of capital, contributed the most to the Fund’s relative performance. The Valuation theme also contributed to the Fund’s relative results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, stock selection detracted from the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Our stock picks in the consumer discretionary and telecommunications sectors added to the Fund’s relative performance. Most advantageous were overweighted positions in Banco Santander, a Spanish bank holding company; Koninklijke DSM, a Netherlands-based manufacturer of life science and nutritional products, performance materials and industrial chemicals; and Nissan Motor, a Japanese automobile maker.

Q	Which individual stock holdings detracted most during the Reporting Period?

A	Stock selection in the financials and consumer staples hindered results the most. Detracting from relative performance were overweighted positions in Japanese telecommunications firm Nippon Telegraph & Telephone and Japanese natural gas company Osaka Gas. An underweighted position in HSBC Group Holdings, a banking and financial services company headquartered in London, also dampened performance.

PORTFOLIO RESULTS

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We continuously look for ways to improve our investment process. Accordingly, during the first quarter of 2009, we added a new factor to our global models (excluding emerging markets), which extends the Fund’s Momentum theme by examining additional relationships across firms. This enhancement is part of our ongoing research effort in developing cross-company linkage signals.

During the second quarter of 2009, we started implementing enhancements in our non-U.S. risk models in a multi-stage rollout. A key feature is the dynamic adjustment of volatility decay rates based on the market environment, which we expect to help us react in a timelier manner to changing markets.

We continued our extensive ongoing research process but did not implement significant model enhancements in the third quarter of 2009. During the fourth quarter of 2009, we implemented several enhancements to our global equity models. We continued to refine our process to properly adjust for crowding, which if not controlled for, has the potential to shorten the horizon over which updated signal values are effective. Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes. We also continued to improve our cross-company linkage signals by examining the relationship between companies that are economically linked on a global basis. Further, we implemented a new signal within our Management theme that seeks to exploit under-reaction to value-relevant news events.

We believe these enhancements have predictive ability and should further add value to our process over time.

FUND BASICS

Structured International Tax-Managed Equity Fund
as of December 31, 2009

PERFORMANCE REVIEW

	Fund Total Return
January 1, 2009–December 31, 2009	(based on NAV)[1]	MSCI EAFE Index (net)[2]

Class A	23.98%	31.78%
Class C	23.13	31.78
Institutional	24.47	31.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	17.22%	-15.01%	1/31/08
Class C	22.12	-13.13	1/31/08
Institutional	24.47	-12.19	1/31/08

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.65%
Class C	2.01	2.40
Institutional	0.86	1.25

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/095

		Since Inception
Class A Shares	One Year	(1/31/08)

Returns before taxes*	17.22%	-15.01%
Returns after taxes on distributions**	17.00	-15.25
Returns after taxes on distributions*** and sale of Fund shares	11.65	-12.59

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.
*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

TOP 10 HOLDINGS AS OF 12/31/096

	% of Net
Company	Assets	Line of Business	Country

BP PLC ADR	3.4%	Energy	United Kingdom
Banco Santander SA	2.5	Banks	Spain
Sanofi-Aventis SA	2.3	Pharmaceuticals, Biotechnology & Life Sciences	France
BHP Billiton Ltd.	1.7	Materials	Australia
Nestle SA (Registered)	1.7	Food, Beverage & Tobacco	Switzerland
Standard Chartered PLC	1.6	Banks	United Kingdom
Vodafone Group PLC ADR	1.6	Telecommunication Services	United Kingdom
Koninklijke DSM NV	1.6	Materials	Netherlands
BASF SE	1.4	Materials	Germany
Honda Motor Co. Ltd.	1.4	Automobiles & Components	Japan

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATION AS OF 12/31/097

[7]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (’GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.2% of the Fund’s net assets at December 31, 2009.

 GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2009

The following graph shows the value as of December 31, 2009, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (net of withholding taxes, unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced January 31, 2008)
Excluding sales charges	23.98%	–12.48%
Including sales charges	17.22%	–15.01%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	23.13%	–13.13%
Including contingent deferred sales charges	22.12%	–13.13%

Institutional (Commenced January 31, 2008)	24.47%	–12.19%

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 98.1%

Automobiles & Components – 0.6%
87,400	Ford Motor Co.*	$874,000
31,000	Johnson Controls, Inc.	844,440

		1,718,440

Banks – 2.6%
19,500	BB&T Corp.	494,729
14,000	PNC Financial Services Group, Inc.	739,060
11,500	SunTrust Banks, Inc.	233,335
36,300	U.S. Bancorp	817,113
195,600	Wells Fargo & Co.	5,279,244

		7,563,481

Capital Goods – 7.3%
18,950	Caterpillar, Inc.(a)	1,079,961
33,600	Deere & Co.	1,817,424
18,600	Eaton Corp.	1,183,332
24,900	Emerson Electric Co.	1,060,740
369,250	General Electric Co.(a)	5,586,752
32,200	Honeywell International, Inc.	1,262,240
19,950	The Boeing Co.	1,079,894
163,400	TransDigm Group, Inc.	7,759,866
13,350	United Technologies Corp.	926,623

		21,756,832

Commercial & Professional Services – 1.3%
90,900	Pitney Bowes, Inc.	2,068,884
78,000	R.R. Donnelley & Sons Co.	1,737,060

		3,805,944

Consumer Durables & Apparel – 2.1%
28,200	Leggett & Platt, Inc.	575,280
239,100	Mattel, Inc.	4,777,218
10,900	VF Corp.	798,316

		6,150,814

Consumer Services – 1.1%
10,500	Las Vegas Sands Corp.*	156,870
50,500	McDonald’s Corp.	3,153,220

		3,310,090

Diversified Financials – 7.8%
44,300	American Express Co.	1,795,036
14,200	Ameriprise Financial, Inc.	551,244
336,981	Bank of America Corp.	5,074,934
23,400	Capital One Financial Corp.	897,156
485,200	Citigroup, Inc.	1,606,012
16,200	Franklin Resources, Inc.	1,706,670
123,550	JPMorgan Chase & Co.(a)	5,148,328
69,900	Morgan Stanley	2,069,040
27,000	State Street Corp.	1,175,580
20,400	T. Rowe Price Group, Inc.	1,086,300
32,700	The Bank of New York Mellon Corp.	914,619

38,800	The Charles Schwab Corp.	730,216
9,900	Waddell & Reed Financial, Inc. Class A	302,346

		23,057,481

Energy – 10.4%
43,100	Chesapeake Energy Corp.	1,115,428
114,300	Chevron Corp.(b)	8,799,957
48,550	ConocoPhillips	2,479,448
22,400	Consol Energy, Inc.	1,115,520
92,400	Exxon Mobil Corp.(a)	6,300,756
10,800	Halliburton Co.	324,972
65,600	Marathon Oil Corp.	2,048,032
65,400	National-Oilwell Varco, Inc.	2,883,486
25,100	Peabody Energy Corp.	1,134,771
38,600	Schlumberger Ltd.	2,512,474
27,900	Teekay Corp.	647,559
14,000	The Williams Companies, Inc.	295,120
76,100	Valero Energy Corp.	1,274,675

		30,932,198

Food & Staples Retailing – 1.8%
33,100	CVS Caremark Corp.	1,066,151
83,900	Sysco Corp.	2,344,166
37,100	Wal-Mart Stores, Inc.	1,982,995

		5,393,312

Food, Beverage & Tobacco – 5.7%
198,250	Altria Group, Inc.(a)	3,891,648
10,900	H.J. Heinz Co.	466,084
113,891	Kraft Foods, Inc. Class A	3,095,557
57,600	PepsiCo, Inc.	3,502,080
25,600	Reynolds American, Inc.	1,356,032
81,250	The Coca-Cola Co.	4,631,250

		16,942,651

Health Care Equipment & Services – 1.5%
10,000	Baxter International, Inc.	586,800
71,700	Medtronic, Inc.	3,153,366
23,050	UnitedHealth Group, Inc.	702,564

		4,442,730

Household & Personal Products – 2.2%
105,200	The Procter & Gamble Co.	6,378,276

Insurance – 2.1%
300	Berkshire Hathaway, Inc. Class B*	985,800
34,900	Hartford Financial Services Group, Inc.	811,774
43,100	MetLife, Inc.	1,523,585
19,600	Principal Financial Group, Inc.	471,184
24,000	Prudential Financial, Inc.	1,194,240
19,100	The Travelers Companies, Inc.	952,326
22,500	XL Capital Ltd. Class A	412,425

		6,351,334

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

Materials – 5.0%
187,400	E.I. du Pont de Nemours & Co.(a)	$6,309,758
14,800	Freeport-McMoRan Copper & Gold, Inc.*	1,188,292
29,400	MeadWestvaco Corp.	841,722
7,800	Monsanto Co.	637,650
14,900	Newmont Mining Corp.	704,919
45,700	Nucor Corp.	2,131,905
11,800	PPG Industries, Inc.	690,772
25,800	Southern Copper Corp.	849,078
23,600	Temple-Inland, Inc.	498,196
31,200	The Dow Chemical Co.	862,056
1,200	Walter Energy, Inc.	90,372

		14,804,720

Media – 2.2%
73,400	Comcast Corp. Class A	1,237,524
44,900	Comcast Corp. Special Class A	718,849
65,000	Regal Entertainment Group Class A	938,600
7,550	The McClatchy Co. Class A	26,727
21,700	The McGraw-Hill Companies, Inc.	727,167
87,500	The Walt Disney Co.	2,821,904

		6,470,771

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
59,500	Abbott Laboratories	3,212,405
19,000	Amgen, Inc.*	1,074,830
244,950	Bristol-Myers Squibb Co.(a)	6,184,988
193,100	Eli Lilly & Co.	6,895,601
36,300	Johnson & Johnson(a)	2,338,083
135,050	Merck & Co., Inc.	4,934,727
158,100	Pfizer, Inc.(a)(b)	2,875,839
7,100	Pharmaceutical Product Development, Inc.	166,424

		27,682,897

Real Estate Investment Trust – 1.1%
9,400	AMB Property Corp.	240,180
20,400	Duke Realty Corp.	248,268
1,195	Host Hotels & Resorts, Inc.*	13,948
24,493	Simon Property Group, Inc.	1,954,541
10,100	SL Green Realty Corp.	507,424
9,705	The Macerich Co.	348,895

		3,313,256

Retailing – 3.1%
8,800	Amazon.com, Inc.*	1,183,776
91,700	Foot Locker, Inc.	1,021,538
27,500	Genuine Parts Co.	1,043,900
34,200	J.C. Penney Co., Inc.	910,062
33,200	Limited Brands, Inc.	638,768
14,300	Nordstrom, Inc.	537,394
133,300	The Home Depot, Inc.	3,856,369

		9,191,807

Semiconductors & Semiconductor Equipment – 5.0%
212,450	Intel Corp.	4,333,980
78,200	Intersil Corp. Class A	1,199,588
97,300	Maxim Integrated Products, Inc.	1,975,190
185,800	Microchip Technology, Inc.	5,399,348
73,200	Texas Instruments, Inc.	1,907,592

		14,815,698

Software & Services – 6.0%
65,500	Accenture PLC Class A	2,718,250
49,800	Automatic Data Processing, Inc.	2,132,436
4,500	Google, Inc. Class A*	2,789,910
194,950	Microsoft Corp.(a)	5,944,026
91,500	Oracle Corp.	2,245,410
62,400	Paychex, Inc.	1,911,936
200	VeriFone Holdings, Inc.*	3,276

		17,745,244

Technology Hardware & Equipment – 6.9%
29,400	Apple, Inc.*	6,199,284
53,700	Cisco Systems, Inc.*	1,285,578
5,300	CommScope, Inc.*	140,609
61,000	Corning, Inc.	1,177,910
2,900	Diebold, Inc.	82,505
36,200	Hewlett-Packard Co.	1,864,662
41,000	International Business Machines Corp.	5,366,900
76,800	QUALCOMM, Inc.	3,552,768
25,600	Tyco Electronics Ltd.	628,480

		20,298,696

Telecommunication Services – 5.3%
221,728	AT&T, Inc.(a)(b)	6,215,036
89,600	CenturyTel, Inc.	3,244,416
253,300	Frontier Communications Corp.	1,978,273
129,000	Verizon Communications, Inc.	4,273,770

		15,711,495

Transportation – 1.8%
5,900	Burlington Northern Santa Fe Corp.	581,858
11,600	Norfolk Southern Corp.	608,072
72,750	United Parcel Service, Inc. Class B	4,173,667

		5,363,597

Utilities – 5.9%
28,400	Consolidated Edison, Inc.	1,290,212
34,600	Dominion Resources, Inc.	1,346,632
26,200	DTE Energy Co.	1,142,058
193,350	Duke Energy Corp.	3,327,553
40,700	Integrys Energy Group, Inc.	1,708,993
42,300	NiSource, Inc.	650,574
52,800	Pepco Holdings, Inc.	889,680

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)

103,600	Progress Energy, Inc.	$4,248,636
87,700	Southern Co.	2,922,164

		17,526,502

TOTAL COMMON STOCKS
(Cost $284,607,156)		$290,728,266

Shares	Rate	Value

Short-Term Investment(c) – 2.9%

JPMorgan U.S. Government Money Market Fund – Capital Shares
8,704,373	0.049%	$8,704,373
(Cost $8,704,373)

TOTAL INVESTMENTS – 101.0%
(Cost $293,311,529)		$299,432,639

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(3,107,013)

NET ASSETS – 100.0%		$296,325,626

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of the security is held as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain

S&P 500 E-mini Index	69	March 2010	$3,831,915	$6,914

WRITTEN OPTIONS — For the fiscal year ended December 31, 2009, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2008	305	$1,799,195

Contracts written	2,775	9,671,592
Contracts expired	(305)	(1,799,195)
Contracts bought to close	(1,838)	(6,713,127)

Contracts Outstanding December 31, 2009	937	$2,958,465

At December 31, 2009, the Fund had outstanding written options as follows:

	Number of	Exercise	Expiration
Call Options	Contracts	Rate	Month	Value

S&P 500 Index (Premiums Received $2,958,465)	937	$1,125	March 2010	$(3,279,500)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 89.6%

Australia – 7.6%
30,563	Australia & New Zealand Banking Group Ltd. (Banks)	$622,827
2,046	AXA Asia Pacific Holdings Ltd. (Insurance)	11,963
27,424	BHP Billiton Ltd. (Materials)	1,049,428
79,689	BlueScope Steel Ltd. (Materials)	219,573
29,414	CFS Retail Property Trust (REIT)	50,085
18,928	Commonwealth Bank of Australia (Banks)	924,102
11,486	Foster’s Group Ltd. (Food, Beverage & Tobacco)	56,502
42,066	Goodman Group (REIT)	23,799
113,100	Incitec Pivot Ltd. (Materials)	357,750
747	Leighton Holdings Ltd. (Capital Goods)	25,322
2,854	Lend Lease Corp. Ltd. (Real Estate)	26,345
6,101	Macquarie Group Ltd. (Diversified Financials)	261,405
127,788	MAp Group (Transportation)	345,879
114,793	Metcash Ltd. (Food & Staples Retailing)	460,293
20,097	National Australia Bank Ltd. (Banks)	490,450
192,442	OneSteel Ltd. (Materials)	578,016
5,705	Origin Energy Ltd. (Energy)	85,833
6,401	QBE Insurance Group Ltd. (Insurance)	146,073
950	Sims Metal Management Ltd. (Materials)	18,614
13,503	Sonic Healthcare Ltd. (Health Care Equipment & Services)	185,971
46,868	SP AusNet (Utilities)	38,463
29,938	Stockland (REIT)	105,478
4,005	Suncorp-Metway Ltd. (Insurance)	31,007
22,214	Tabcorp Holdings Ltd. (Consumer Services)	137,823
4,872	Tatts Group Ltd. (Consumer Services)	10,629
51,606	Telstra Corp. Ltd. (Telecommunication Services)	158,656
7,400	Wesfarmers Ltd. (Food & Staples Retailing)	206,866
25,924	Westfield Group (REIT)	290,139
27,974	Westpac Banking Corp. (Banks)	631,899
6,834	Woodside Petroleum Ltd. (Energy)	288,205
4,748	WorleyParsons Ltd. (Energy)	123,285

		7,962,680

Austria – 0.1%
1,596	Raiffeisen International Bank Holding AG (Banks)	89,162

Belgium – 0.9%
2,100	Belgacom SA (Telecommunication Services)	76,237
2,403	KBC Groep NV (Banks)*	103,245
10,392	Mobistar SA (Telecommunication Services)	712,427

		891,909

Bermuda – 0.6%
22,500	Seadrill Ltd. (Energy)	572,465

China – 0.0%
17,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	19,571

Denmark – 0.3%
942	Carlsberg A/S Class B (Food, Beverage & Tobacco)	69,345
11,202	Danske Bank A/S (Banks)*	251,478

		320,823

Finland – 1.6%
6,986	Kesko Oyj Class B (Food & Staples Retailing)	230,697
3,154	Nokia Oyj (Technology Hardware & Equipment)	40,781
30,655	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)	661,120
21,135	Rautaruukki Oyj (Materials)(a)	488,885
6,796	Wartsila Oyj (Capital Goods)	272,399

		1,693,882

France – 10.0%
894	Accor SA (Consumer Services)	48,922
48,941	AXA SA (Insurance)	1,149,086
7,258	BNP Paribas (Banks)	575,691
8,770	Cap Gemini SA (Software & Services)	400,089
5,325	Casino Guichard Perrachon SA (Food & Staples Retailing)	474,432
509	Christian Dior SA (Consumer Durables & Apparel)	52,162
7,845	Compagnie de Saint-Gobain (Capital Goods)	425,562
1,755	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	134,413
10,889	Credit Agricole SA (Banks)	191,100
42,768	France Telecom SA (Telecommunication Services)(a)	1,068,699
3,175	Klepierre (REIT)	128,636
6,425	Lafarge SA (Materials)	529,126
572	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	64,137
9,322	Neopost SA (Technology Hardware & Equipment)	769,395

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

1,155	Renault SA (Automobiles & Components)*	$59,251
17,793	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	1,399,293
11,846	Schneider Electric SA (Capital Goods)	1,377,367
5,273	Societe Generale (Banks)	366,368
12,295	Total SA (Energy)(b)	789,708
1,677	Vallourec SA (Capital Goods)	303,401
4,721	Vivendi (Media)	140,118

		10,446,956

Germany – 7.5%
495	Allianz SE (Registered) (Insurance)	61,360
17,829	BASF SE (Materials)(a)	1,103,450
18,168	Daimler AG (Registered) (Automobiles & Components)(a)(b)	967,694
4,491	Deutsche Bank AG (Registered) (Diversified Financials)	317,559
63,007	Deutsche Lufthansa AG (Registered) (Transportation)(a)	1,063,919
8,258	Deutsche Post AG (Registered) (Transportation)	159,601
67,706	Deutsche Telekom AG (Registered) (Telecommunication Services)	993,235
4,422	E.ON AG (Utilities)	185,610
647	Fresenius SE (Health Care Equipment & Services)	40,361
1,724	Fresenius SE Preference Shares (Health Care Equipment & Services)	123,759
24,206	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)*	134,667
7,864	K+S AG (Materials)	448,510
5,627	RWE AG (Utilities)	546,058
10,218	RWE AG Preference Shares (Utilities)	909,560
5,632	Suedzucker AG (Food, Beverage & Tobacco)	117,346
16,278	ThyssenKrupp AG (Materials)(a)	611,927
647	Volkswagen AG Preference Shares (Automobiles & Components)	61,030

		7,845,646

Greece – 0.4%
8,576	Hellenic Petroleum SA (Energy)	96,015
14,213	OPAP SA (Consumer Services)	312,264

		408,279

Hong Kong – 2.1%
1,100	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	10,400
34,000	BOC Hong Kong (Holdings) Ltd. (Banks)	76,387

11,000	Cheung Kong Holdings Ltd. (Real Estate)	141,352
19,500	CLP Holdings Ltd. (Utilities)	131,967
24,900	Esprit Holdings Ltd. (Retailing)	165,203
1,000	Hang Lung Group Ltd. (Real Estate)	4,946
6,000	Hang Lung Properties Ltd. (Real Estate)	23,522
8,800	Hang Seng Bank Ltd. (Banks)	129,466
13,000	Henderson Land Development Co. Ltd. (Real Estate)	97,145
61,000	Hong Kong & China Gas Co. Ltd. (Utilities)	152,997
6,000	Hong Kong Electric Holdings Ltd. (Utilities)	32,684
9,800	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	174,366
22,000	Hutchison Whampoa Ltd. (Capital Goods)	150,521
8,500	Kerry Properties Ltd. (Real Estate)	42,993
6,000	Li & Fung Ltd. (Retailing)	24,807
13,500	MTR Corp. Ltd. (Transportation)	46,508
56,000	New World Development Ltd. (Real Estate)	114,095
11,215	Noble Group Ltd. (Capital Goods)	25,724
3,500	Orient Overseas International Ltd. (Transportation)	16,230
86,000	Sino Land Co. Ltd. (Real Estate)	165,569
16,000	Sun Hung Kai Properties Ltd. (Real Estate)	237,906
7,500	Swire Pacific Ltd. Class A (Diversified)	90,700
14,020	The Bank of East Asia Ltd. (Banks)	55,078
20,173	The Link Real Estate Investment Trust (REIT)	51,476

		2,162,042

Italy – 3.7%
262,029	Enel SpA (Utilities)	1,516,989
30,566	Eni SpA (Energy)	778,388
392,524	Parmalat SpA (Food, Beverage & Tobacco)	1,097,386
120,803	Telecom Italia SpA (Telecommunication Services)	134,175
113,009	UniCredit SpA (Banks)*	377,875

		3,904,813

Japan – 18.6%
4,200	Aisin Seiki Co. Ltd. (Automobiles & Components)	121,342
20,000	Asahi Glass Co. Ltd. (Capital Goods)	190,242
219,000	Asahi Kasei Corp. (Materials)	1,097,297
6,300	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	235,046

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

9,100	Bridgestone Corp. (Automobiles & Components)	$160,522
5,900	Canon Marketing Japan, Inc. (Retailing)	86,944
11,300	Canon, Inc. (Technology Hardware & Equipment)(b)	480,685
20,700	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	165,712
1,600	Chubu Electric Power Co., Inc. (Utilities)	38,169
11,000	Chuo Mitsui Trust Holdings, Inc. (Banks)	37,055
24,100	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	425,209
7,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	89,251
7,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	155,189
4,000	Daiwa House Industry Co. Ltd. (Real Estate)	43,011
2,000	Daiwa Securities Group, Inc. (Diversified Financials)	10,065
7,800	Denso Corp. (Automobiles & Components)	235,693
900	Dentsu, Inc. (Media)	20,721
7,000	Dowa Holdings Co. Ltd. (Materials)	38,731
10,100	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	371,338
3,800	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*	61,932
20,000	Fujitsu Ltd. (Technology Hardware & Equipment)	129,768
18,000	Furukawa Electric Co. Ltd. (Capital Goods)	75,174
1,000	Hitachi Metals Ltd. (Materials)	9,621
45,400	Honda Motor Co. Ltd. (Automobiles & Components)	1,540,363
19,000	ITOCHU Corp. (Capital Goods)	140,349
42	Japan Prime Realty Investment Corp. (REIT)	87,271
37	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	124,930
4,000	Kajima Corp. (Capital Goods)	8,093
3,000	Kaneka Corp. (Materials)	19,114
10,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	25,382
17,600	Komatsu Ltd. (Capital Goods)	368,441
11,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	118,510
26,700	Kyushu Electric Power Co., Inc. (Utilities)	549,938

2,700	Lawson, Inc. (Food & Staples Retailing)	119,246
14,100	Marui Group Co. Ltd. (Retailing)	86,819
117,000	Mazda Motor Corp. (Automobiles & Components)*	269,033
700	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)*	26,453
14,000	Minebea Co. Ltd. (Capital Goods)	75,971
14,600	Mitsubishi Corp. (Capital Goods)	363,665
4,000	Mitsubishi Electric Corp. (Capital Goods)*	29,714
6,000	Mitsubishi Estate Co. Ltd. (Real Estate)	95,795
9,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	31,743
102,600	Mitsubishi UFJ Financial Group, Inc. (Banks)	505,386
2,990	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	90,077
6,800	Mitsui & Co. Ltd. (Capital Goods)	96,465
27,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	65,028
3,000	Mitsui Fudosan Co. Ltd. (Real Estate)	50,725
85,000	Mitsui OSK Lines Ltd. (Transportation)	449,027
83,600	Mizuho Financial Group, Inc. (Banks)	150,338
23,000	Mizuho Securities Co. Ltd. (Diversified Financials)	69,597
1,300	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	64,880
8,100	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	77,379
39,000	NEC Corp. (Technology Hardware & Equipment)*	100,812
7,000	NGK Insulators Ltd. (Capital Goods)	153,086
1,900	Nintendo Co. Ltd. (Software & Services)(b)	453,791
56,000	Nippon Express Co. Ltd. (Transportation)	231,266
27,000	Nippon Oil Corp. (Energy)	125,175
14,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	40,121
2,200	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	86,907
25,500	Nissan Motor Co. Ltd. (Automobiles & Components)*	224,092
82,000	Nisshin Steel Co. Ltd. (Materials)	144,970
2,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	18,531
44,800	Nomura Holdings, Inc. (Diversified Financials)	333,163

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

21,900	Nomura Real Estate Holdings, Inc. (Real Estate)	$324,874
58,000	NSK Ltd. (Capital Goods)	425,603
392	NTT DoCoMo, Inc. (Telecommunication Services)	547,031
3,000	Olympus Corp. (Health Care Equipment & Services)	96,723
800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	34,343
1,400	Oracle Corp. Japan (Software & Services)	58,331
4,100	Panasonic Corp. (Consumer Durables & Apparel)(b)	59,025
7,000	Panasonic Electric Works Co. Ltd. (Capital Goods)	84,812
58,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	831,068
2,200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	143,579
200	Sankyo Co. Ltd. (Consumer Durables & Apparel)	10,015
2,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	12,442
93,000	Sekisui House Ltd. (Consumer Durables & Apparel)	844,284
5,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	116,385
8,000	Shiseido Co. Ltd. (Household & Personal Products)	153,752
48,100	Sojitz Corp. (Capital Goods)	91,010
19,000	Sompo Japan Insurance, Inc. (Insurance)	122,502
30,400	Sumitomo Electric Industries Ltd. (Capital Goods)	378,659
123,000	Sumitomo Metal Industries Ltd. (Materials)	330,629
10,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	304,171
9,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	169,897
16,700	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	145,180
1,000	Suzuken Co. Ltd. (Health Care Equipment & Services)	32,888
1,000	Suzuki Motor Corp. (Automobiles & Components)	24,627
4,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	197,766
2,500	TDK Corp. (Technology Hardware & Equipment)	152,781
67,000	The Bank of Yokohama Ltd. (Banks)	305,484
5,000	The Chiba Bank Ltd. (Banks)	29,906
36,000	The Gunma Bank Ltd. (Banks)	184,118

8,000	The Japan Steel Works, Ltd. (Capital Goods)	102,008
5,100	The Kansai Electric Power Co., Inc. (Utilities)	115,089
1,000	The Shizuoka Bank Ltd. (Banks)	8,705
21,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	103,111
2,600	The Tokyo Electric Power Co., Inc. (Utilities)	65,256
10,600	Tohoku Electric Power Co., Inc. (Utilities)	210,065
8,700	Tokio Marine Holdings, Inc. (Insurance)	237,416
900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	57,769
3,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	24,427
18,000	Toshiba Corp. (Technology Hardware & Equipment)*	99,880
2,300	Toyota Motor Corp. (Automobiles & Components)	96,970
160	USS Co. Ltd. (Retailing)	9,767
71	West Japan Railway Co. (Transportation)	238,038

		19,470,749

Netherlands – 4.4%
32,046	Aegon NV (Insurance)*	205,210
2,430	Corio NV (REIT)	165,556
86,863	ING Groep NV CVA (Diversified Financials)*	836,525
23,384	Koninklijke Philips Electronics NV (Capital Goods)	691,216
34,497	Royal Dutch Shell PLC Class A (Energy)	1,039,464
26,244	Royal Dutch Shell PLC Class B (Energy)	764,310
26,273	Unilever NV CVA (Food, Beverage & Tobacco)	855,102

		4,557,383

New Zealand – 0.0%
1,835	Fletcher Building Ltd. (Materials)	10,587

Norway – 0.2%
11,800	Orkla ASA (Capital Goods)	115,768
1,950	Yara International ASA (Materials)	88,325

		204,093

Singapore – 1.3%
48,000	CapitaLand Ltd. (Real Estate)	142,395
36,000	CapitaMall Trust (REIT)	45,949
1,000	City Developments Ltd. (Real Estate)	8,177

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

15,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	$12,578
14,000	DBS Group Holdings Ltd. (Banks)	152,194
6,000	Fraser and Neave Ltd. (Capital Goods)	17,835
247,440	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)*	89,168
4,000	Jardine Cycle & Carriage Ltd. (Retailing)	76,372
20,000	Keppel Corp. Ltd. (Capital Goods)	116,503
44,000	Neptune Orient Lines Ltd. (Transportation)	51,354
56,144	Oversea-Chinese Banking Corp. Ltd. (Banks)	361,519
8,000	SembCorp Industries Ltd. (Capital Goods)	20,904
10,000	SembCorp Marine Ltd. (Capital Goods)	26,092
2,000	Singapore Airlines Ltd. (Transportation)	21,182
8,000	Singapore Exchange Ltd. (Diversified Financials)	47,105
1,000	Singapore Press Holdings Ltd. (Media)	2,603
75,000	Singapore Telecommunications Ltd. (Telecommunication Services)	165,196

		1,357,126

Spain – 3.9%
1,720	ACS Actividades de Construccion y Servicios SA (Capital Goods)	85,979
81,030	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,476,775
88,122	Banco Santander SA (Banks)	1,456,187
3,952	Ferrovial SA (Transportation)	46,674
31,104	Gestevision Telecinco SA (Media)	452,414
3,014	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	52,924
18,812	Repsol YPF SA (Energy)	504,813

		4,075,766

Sweden – 2.1%
7,627	Electrolux AB Class B (Consumer Durables & Apparel)*	179,228
5,795	Getinge AB Class B (Health Care Equipment & Services)	110,754
2,781	Hennes & Mauritz AB Class B (Retailing)	154,170
30,713	Nordea Bank AB (Banks)	311,184
27,841	Sandvik AB (Capital Goods)	335,260
64,721	Skandinaviska Enskilda Banken AB Class A (Banks)*	400,098
4,699	Skanska AB Class B (Capital Goods)	79,733
2,888	SSAB AB Class A (Materials)	49,049
26,686	Swedbank AB Class A (Banks)*	262,737

4,216	Swedish Match AB (Food, Beverage & Tobacco)	92,175
10,525	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	96,894
13,998	Volvo AB Class B (Capital Goods)	120,061

		2,191,343

Switzerland – 7.1%
5,016	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	168,672
15,735	Credit Suisse Group AG (Registered) (Diversified Financials)	779,533
4,259	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	300,085
31,767	Nestle SA (Registered) (Food, Beverage & Tobacco)(b)	1,541,768
5,238	Nobel Biocare Holding AG (Registered) (Health Care Equipment & Services)	175,552
24,886	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,359,006
1,712	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	292,774
15,417	Swiss Reinsurance Co. Ltd. (Registered) (Insurance)	738,546
2,567	The Swatch Group AG (Consumer Durables & Apparel)	649,760
1,390	The Swatch Group AG (Registered) (Consumer Durables & Apparel)	66,164
38,290	UBS AG (Registered) (Diversified Financials)*	596,261
17,107	Xstrata PLC (Materials)*	305,122
1,800	Zurich Financial Services AG (Insurance)	393,522

		7,366,765

United Kingdom – 17.2%
33,308	3i Group PLC (Diversified Financials)	150,808
34,009	Aviva PLC (Insurance)	216,337
50,390	BAE Systems PLC (Capital Goods)	291,642
131,413	Barclays PLC (Banks)	579,066
66,169	BHP Billiton PLC (Materials)(a)	2,109,469
47,672	BP PLC ADR (Energy)(a)	2,763,546
23,984	British American Tobacco PLC (Food, Beverage & Tobacco)(a)(b)	778,601
21,454	BT Group PLC (Telecommunication Services)	46,723
23,313	Bunzl PLC (Capital Goods)	253,420
25,336	Burberry Group PLC (Consumer Durables & Apparel)	243,343

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

10,779	Compass Group PLC (Consumer Services)	$77,140
27,386	Diageo PLC (Food, Beverage & Tobacco)	477,780
69,697	Drax Group PLC (Utilities)	464,659
3,329	Eurasian Natural Resources Corp. (Materials)	48,762
40,722	Firstgroup PLC (Transportation)	278,565
44,091	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,862,845
61,664	Home Retail Group PLC (Retailing)	279,676
180,902	HSBC Holdings PLC (Banks)	2,063,794
4,091	ICAP PLC (Diversified Financials)	28,216
4,466	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	140,891
5,945	Investec PLC (Diversified Financials)	40,620
5,414	Kazakhmys PLC (Materials)*	114,634
28,203	Kingfisher PLC (Retailing)	103,821
11,335	Land Securities Group PLC (REIT)	124,760
521,428	Lloyds Banking Group PLC (Banks)*	419,530
16,293	Marks & Spencer Group PLC (Retailing)	105,268
3,153	National Grid PLC (Utilities)	34,415
83,705	Old Mutual PLC (Insurance)*	146,584
2,379	Pearson PLC (Media)	34,110
43,349	Prudential PLC (Insurance)	443,732
4,624	Rio Tinto PLC (Materials)	249,681
413,681	Royal Bank of Scotland Group PLC (Banks)*	192,035
2,653	Scottish & Southern Energy PLC (Utilities)	49,658
6,161	Segro PLC (REIT)	34,173
2,091	Severn Trent PLC (Utilities)	36,536
9,054	Smiths Group PLC (Capital Goods)	147,598
43,429	Tesco PLC (Food & Staples Retailing)	299,608
11,221	The British Land Co. PLC (REIT)	86,406
50,371	The Sage Group PLC (Software & Services)	178,377
25,204	TUI Travel PLC (Consumer Services)	103,294
5,984	Unilever PLC (Food, Beverage & Tobacco)(b)	191,819
15,539	United Utilities Group PLC (Utilities)	124,206
65,488	Vodafone Group PLC ADR (Telecommunication Services)(a)	1,512,118
3,966	Wolseley PLC (Capital Goods)*	79,387

		18,007,653

TOTAL COMMON STOCKS
(Cost $86,522,040)		$93,559,693

Shares	Rate	Value

Short-term Investment(c) – 0.7%

JPMorgan U.S. Government Money Market Fund – Capital Shares
725,934	0.049%	$725,934
(Cost $725,934)

TOTAL INVESTMENTS – 90.3%
(Cost $87,247,974)		$94,285,627

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.7%		10,172,589

NET ASSETS – 100.0%		$104,458,216

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is held as collateral for call options written.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain

Dow Jones EURO STOXX 50 Index	97	March 2010	$4,132,695	$102,661
FTSE 100 Index	23	March 2010	1,991,776	31,997
TSE TOPIX Index	18	March 2010	1,748,108	19,445

TOTAL				$154,103

WRITTEN OPTIONS — For the fiscal year ended December 31, 2009, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2008	39	$142,738

Contracts written	1,160	2,379,919
Contracts expired	(623)	(1,318,723)
Contracts assigned	(97)	(207,105)

Contracts Outstanding December 31, 2009	479	$996,829

At December 31, 2009, the Fund had outstanding written options as follows:

	Number of	Exercise	Expiration
Call Options	Contracts	Rate	Month	Value

Dow Jones EURO STOXX 50 Index	327	EUR 2,950	March 2010	$(641,747)
FTSE 100 Index	69	GBP 5,250	March 2010	(296,454)
Nikkei-225 Stock Average	83	JPY 10,500	March 2010	(374,973)

TOTAL (Premiums Received $996,829)	479			$(1,313,174)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 100.6%

Automobiles & Components – 1.0%
41,413	Dana Holding Corp.*	$448,917
7,925	Drew Industries, Inc.*	163,651
61,546	Ford Motor Co.*	615,460
31,690	Spartan Motors, Inc.	178,415
8,640	Stoneridge, Inc.*	77,847
28,241	Thor Industries, Inc.	886,767

		2,371,057

Banks – 4.0%
79,642	BB&T Corp.	2,020,517
26,034	CVB Financial Corp.(a)	224,934
113,092	Hudson City Bancorp, Inc.	1,552,753
64,843	International Bancshares Corp.(a)	1,227,478
79,369	Popular, Inc.	179,374
75,476	U.S. Bancorp	1,698,965
14,635	Washington Federal, Inc.	283,041
81,195	Wells Fargo & Co.	2,191,453

		9,378,515

Capital Goods – 6.5%
3,854	3M Co.	318,610
3,446	Belden, Inc.	75,536
5,931	Cooper Industries PLC Class A	252,898
19,900	Cummins, Inc.	912,614
22,216	Eaton Corp.	1,413,382
15,674	Emerson Electric Co.	667,712
122,431	General Electric Co.	1,852,381
7,662	Graham Corp.	158,603
1,177	Hubbell, Inc. Class B	55,672
30,599	Ingersoll-Rand PLC	1,093,608
5,641	John Bean Technologies Corp.	95,953
1,425	Lincoln Electric Holdings, Inc.	76,181
17,517	Lockheed Martin Corp.	1,319,906
23,708	Mueller Industries, Inc.	588,907
3,280	NACCO Industries, Inc. Class A	163,344
4,898	Navistar International Corp.*	189,308
57,221	Northrop Grumman Corp.	3,195,793
8,341	Parker Hannifin Corp.	449,413
119,162	Power-One, Inc.*(a)	518,355
42,348	Quanex Building Products Corp.	718,646
6,359	Tecumseh Products Co. Class A*	74,337
21,316	Timken Co.	505,402
5,786	Tredegar Corp.	91,535
34,551	Trinity Industries, Inc.(a)	602,569

		15,390,665

Commercial & Professional Services – 1.3%
11,751	ACCO Brands Corp.*	85,547
3,194	Administaff, Inc.	75,347
1,907	Consolidated Graphics, Inc.*	66,783
8,674	Diamond Management & Technology Consultants, Inc.	63,927
4,520	HNI Corp.	124,888
6,701	Kelly Services, Inc. Class A*	79,943
11,932	Kimball International, Inc. Class B	101,661
3,080	Manpower, Inc.	168,106
21,391	MPS Group, Inc.*	293,912

82,853	R.R. Donnelley & Sons Co.	1,845,136
14,930	The Standard Register Co.	76,143

		2,981,393

Consumer Durables & Apparel – 1.1%
14,426	Callaway Golf Co.	108,772
1,352	Columbia Sportswear Co.	52,782
3,575	CSS Industries, Inc.	69,498
8,729	Eastman Kodak Co.*	36,837
2,391	Ethan Allen Interiors, Inc.	32,087
6,607	Furniture Brands International, Inc.*	36,074
3,961	Maidenform Brands, Inc.*	66,109
17,487	Movado Group, Inc.	169,974
9,414	Oxford Industries, Inc.	194,682
21,589	Perry Ellis International, Inc.*	325,130
2,302	Polaris Industries, Inc.	100,436
5,931	RC2 Corp.*	87,482
13,631	Skechers U.S.A., Inc. Class A*	400,888
13,106	Whirlpool Corp.(a)	1,057,130

		2,737,881

Consumer Services – 1.1%
16,420	Apollo Group, Inc. Class A*	994,724
3,599	Carnival Corp.*	114,052
5,755	McDonald’s Corp.	359,342
54,316	Starbucks Corp.*	1,252,527

		2,720,645

Diversified Financials – 4.0%
110,506	Advance America, Cash Advance Centers, Inc.	614,413
24,788	Allied Capital Corp.*	89,485
6,440	Ameriprise Financial, Inc.	250,001
12,027	Ares Capital Corp.	149,736
264,124	Bank of America Corp.	3,977,707
20,334	BlackRock Kelso Capital Corp.	173,246
31,814	Capital One Financial Corp.	1,219,749
7,218	Cash America International, Inc.	252,341
72,114	Citigroup, Inc.	238,697
5,045	Compass Diversified Holdings	64,374
39,442	CompuCredit Holdings Corp.(a)	131,342
856	Diamond Hill Investment Group, Inc.	54,981
26,777	Discover Financial Services	393,890
8,079	NGP Capital Resources Co.	65,682
42,280	Primus Guaranty Ltd.*	128,954
10,126	State Street Corp.	440,886
22,920	T. Rowe Price Group, Inc.(a)	1,220,490
1,464	The Student Loan Corp.	68,179

		9,534,153

Energy – 10.5%
19,311	Baker Hughes, Inc.	781,709
11,504	Berry Petroleum Co. Class A	335,342
4,647	Cal Dive International, Inc.*	35,131

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)

38,055	Complete Production Services, Inc.*	$494,715
122,883	ConocoPhillips	6,275,635
59,633	Devon Energy Corp.	4,383,025
134,874	Exxon Mobil Corp.	9,197,058
27,853	Halliburton Co.	838,097
6,301	Helix Energy Solutions Group, Inc.*	74,037
12,913	James River Coal Co.*	239,278
7,820	Oil States International, Inc.*	307,248
30,491	Petroquest Energy, Inc.*	186,910
17,299	RPC, Inc.	179,909
18,096	Stone Energy Corp.*	326,633
73,788	USEC, Inc.*	284,084
25,600	Valero Energy Corp.	428,800
3,567	Willbros Group, Inc.*	60,175
17,206	World Fuel Services Corp.(a)	460,949

		24,888,735

Food & Staples Retailing – 1.7%
3,111	Nash Finch Co.	115,387
45,331	SUPERVALU, Inc.	576,157
52,930	Wal-Mart Stores, Inc.	2,829,108
40,274	Winn-Dixie Stores, Inc.*	404,351

		3,925,003

Food, Beverage & Tobacco – 6.3%
68,753	Altria Group, Inc.	1,349,621
59,057	Archer-Daniels-Midland Co.	1,849,075
5,527	Chiquita Brands International, Inc.*	99,707
8,352	Lancaster Colony Corp.	415,095
58,149	Lorillard, Inc.	4,665,294
83,783	PepsiCo, Inc.	5,094,006
4,599	Philip Morris International, Inc.	221,626
100,412	Tyson Foods, Inc. Class A(a)	1,232,055

		14,926,479

Health Care Equipment & Services – 5.2%
6,238	ABIOMED, Inc.*	54,520
7,719	Becton, Dickinson and Co.	608,720
147,282	Boston Scientific Corp.*	1,325,538
92,426	Cardinal Health, Inc.	2,979,814
52,919	CareFusion Corp.*	1,323,504
30,235	HealthSpring, Inc.*	532,438
13,141	Hill-Rom Holdings, Inc.	315,253
4,035	Humana, Inc.*	177,096
21,939	McKesson Corp.	1,371,188
23,250	Medco Health Solutions, Inc.*	1,485,908
6,112	Molina Healthcare, Inc.*	139,781
4,676	Palomar Medical Technologies, Inc.*	47,134
5,261	STERIS Corp.	147,150
39,375	Sunrise Senior Living, Inc.*	126,788
7,152	Universal American Corp.*	83,678

17,983	WellCare Health Plans, Inc.*	661,055
16,292	WellPoint, Inc.*	949,661

		12,329,226

Household & Personal Products – 2.2%
67,287	American Oriental Bioengineering, Inc.*(a)	312,885
26,104	Herbalife Ltd.	1,059,039
5,388	Inter Parfums, Inc.	65,572
2,901	Nutraceutical International Corp.*	35,885
6,044	Oil-Dri Corp of America	93,682
70,949	Prestige Brands Holdings, Inc.*	557,659
14,155	The Female Health Co.*	66,953
47,114	The Procter & Gamble Co.	2,856,522
4,793	USANA Health Sciences, Inc.*	152,897

		5,201,094

Insurance – 1.2%
7,892	Assurant, Inc.	232,656
15,741	CNA Financial Corp.*(a)	377,784
9,362	Endurance Specialty Holdings Ltd.	348,547
20,172	MBIA, Inc.*	80,285
13,567	Torchmark Corp.	596,270
17,053	Unitrin, Inc.	376,019
38,693	Unum Group	755,287
3,288	XL Capital Ltd. Class A	60,269

		2,827,117

Materials – 4.7%
63,625	Alcoa, Inc.	1,025,635
8,673	Bemis Co., Inc.	257,154
2,668	CF Industries Holdings, Inc.	242,201
10,318	Clearwater Paper Corp.*	567,181
63,312	Coeur d’Alene Mines Corp.*	1,143,415
12,559	Domtar Corp.*	695,894
10,538	E.I. du Pont de Nemours & Co.	354,815
24,585	International Paper Co.	658,386
22,273	Louisiana-Pacific Corp.*	155,466
5,159	Lubrizol Corp.	376,349
30,929	MeadWestvaco Corp.	885,497
1,773	Minerals Technologies, Inc.	96,575
32,517	Monsanto Co.	2,658,265
9,798	Newmont Mining Corp.	463,543
1,155	Nucor Corp.	53,881
5,227	Stepan Co.	338,762
29,775	Stillwater Mining Co.*	282,267
22,172	The Dow Chemical Co.	612,612
5,555	Westlake Chemical Corp.	138,486
4,840	Zep, Inc.	83,829
6,544	Zoltek Cos., Inc.*	62,168

		11,152,381

Media – 3.6%
55,951	DISH Network Corp. Class A	1,162,102
5,440	EW Scripps Co. Class A*	37,862
32,067	Harte-Hanks, Inc.	345,682
35,614	Live Nation, Inc.*	303,075

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

9,962	News Corp. Class B	$158,595
101,497	Scripps Networks Interactive, Inc. Class A(a)	4,212,126
77,105	Time Warner, Inc.	2,246,840

		8,466,282

Pharmaceuticals, Biotechnology & Life Sciences – 9.0%
28,745	Amgen, Inc.*(b)	1,626,105
9,533	Amylin Pharmaceuticals, Inc.*	135,273
17,080	Biogen Idec, Inc.*	913,780
21,341	Celgene Corp.*	1,188,267
6,584	Cubist Pharmaceuticals, Inc.*	124,898
129,162	Eli Lilly & Co.	4,612,375
22,037	Exelixis, Inc.*	162,413
3,519	Forest Laboratories, Inc.*	112,995
22,859	Genzyme Corp.*	1,120,320
6,384	Gilead Sciences, Inc.*	276,299
88,141	Merck & Co., Inc.	3,220,672
8,181	Par Pharmaceutical Cos, Inc.*	221,378
96,534	PDL BioPharma, Inc.	662,223
383,354	Pfizer, Inc.	6,973,209
1,401	Watson Pharmaceuticals, Inc.*	55,494

		21,405,701

Real Estate Investment Trust – 4.3%
2,627	Agree Realty Corp.	61,183
34,852	AvalonBay Communities, Inc.(a)(b)	2,861,698
8,099	BRE Properties, Inc.	267,915
4,142	Extra Space Storage, Inc.	47,840
6,280	Franklin Street Properties Corp.	91,751
24,143	Highwoods Properties, Inc.	805,169
24,044	Plum Creek Timber Co., Inc.(a)	907,901
2,168	Potlatch Corp.	69,116
20,870	Public Storage, Inc.	1,699,861
42,507	Simon Property Group, Inc.	3,392,129

		10,204,563

Retailing – 3.8%
13,956	Amazon.com, Inc.*	1,877,361
18,458	Asbury Automotive Group, Inc.*	212,821
2,594	Barnes & Noble, Inc.	49,468
16,366	Brown Shoe Co., Inc.	161,532
5,869	Carmax, Inc.*	142,323
1,902	Core-Mark Holding Co., Inc.*	62,690
43,192	Dillard’s, Inc. Class A(a)	796,892
12,033	DSW, Inc. Class A*	311,414
6,174	Expedia, Inc.*	158,734
7,701	Family Dollar Stores, Inc.	214,319
10,098	Group 1 Automotive, Inc.*	286,278
22,459	Macy’s, Inc.	376,413
11,951	MarineMax, Inc.*(a)	109,830
11,441	Netflix, Inc.*	630,857
3,270	NutriSystem, Inc.(a)	101,926
6,109	OfficeMax, Inc.*	77,523
81,936	Pier 1 Imports, Inc.*	417,054
5,954	Shoe Carnival, Inc.*	121,878
5,697	Shutterfly, Inc.*	101,464

9,131	Sonic Automotive, Inc. Class A*	94,871
3,094	The Cato Corp. Class A	62,066
66,487	The TJX Companies, Inc.	2,430,100
8,139	Williams-Sonoma, Inc.	169,128

		8,966,942

Semiconductors & Semiconductor Equipment – 4.1%
334,943	Intel Corp.	6,832,837
97,486	Texas Instruments, Inc.	2,540,485
32,234	Zoran Corp.*	356,186

		9,729,508

Software & Services – 7.0%
21,970	Adobe Systems, Inc.*	808,057
6,711	AOL, Inc.*	156,232
31,758	Blackbaud, Inc.	750,442
35,235	Ciber, Inc.*	121,561
8,392	CommVault Systems, Inc.*	198,807
7,719	Double-Take Software, Inc.*	77,113
7,007	ExlService Holdings, Inc.*	127,247
737	Google, Inc. Class A*	456,925
14,206	Heartland Payment Systems, Inc.	186,525
6,034	i2 Technologies, Inc.*(a)	115,370
15,576	Internap Network Services Corp.*	73,207
21,559	LivePerson, Inc.*	150,266
65,749	Marchex, Inc. Class B	334,005
2,793	MAXIMUS, Inc.	139,650
169,162	Microsoft Corp.	5,157,749
7,862	MicroStrategy, Inc. Class A*	739,185
24,006	Ness Technologies, Inc.*	117,629
163,530	Oracle Corp.	4,013,026
52,407	RealNetworks, Inc.*	194,430
4,085	RightNow Technologies, Inc.*	70,956
6,659	Sonic Solutions, Inc.*(a)	78,776
67,895	Symantec Corp.*	1,214,642
28,032	TeleTech Holdings, Inc.*	561,481
7,196	United Online, Inc.	51,739
9,043	ValueClick, Inc.*	91,515
37,621	VeriFone Holdings, Inc.*(a)	616,232
5,460	Yahoo!, Inc.*	91,619

		16,694,386

Technology Hardware & Equipment – 8.7%
11,805	Agilysys, Inc.	107,425
46,560	Cisco Systems, Inc.*	1,114,646
13,280	Electronics for Imaging, Inc.*	172,773
121,302	Flextronics International Ltd.*	886,718
34,187	Hutchinson Technology, Inc.*	350,759
26,991	Ingram Micro, Inc. Class A*	470,993
10,279	Insight Enterprises, Inc.*	117,386
14,355	Isilon Systems, Inc.*	98,475
4,317	Jabil Circuit, Inc.	74,986
3,953	Lexmark International, Inc. Class A*	102,699
3,316	Loral Space & Communications, Inc.*	104,819
58,187	Motorola, Inc.*	451,531

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)

112,350	QUALCOMM, Inc.	$5,197,311
238,583	Quantum Corp.*	699,048
10,512	SanDisk Corp.*	304,743
254,740	Seagate Technology	4,633,721
17,449	STEC, Inc.*(a)	285,117
17,051	Sun Microsystems, Inc.*	159,768
14,960	Tech Data Corp.*	698,034
18,817	Technitrol, Inc.	82,418
43,763	Tyco Electronics Ltd.	1,074,382
70,994	Western Digital Corp.*	3,134,385
24,236	Xerox Corp.	205,036
4,697	Zygo Corp.*	31,611

		20,558,784

Telecommunication Services – 2.5%
56,859	AT&T, Inc.	1,593,758
2,561	CenturyTel, Inc.	92,734
247,585	Sprint Nextel Corp.*	906,161
6,402	U.S. Cellular Corp.*	271,509
92,478	Verizon Communications, Inc.	3,063,796

		5,927,958

Transportation – 3.6%
23,759	Allegiant Travel Co.*(a)	1,120,712
10,012	Arkansas Best Corp.(a)	294,653
6,349	Celadon Group, Inc.*	68,887
31,909	FedEx Corp.	2,662,806
5,450	J.B. Hunt Transport Services, Inc.	175,871
1,033	Norfolk Southern Corp.	54,150
51,094	Republic Airways Holdings, Inc.*	377,585
41,248	SkyWest, Inc.(a)	697,916
31,826	Southwest Airlines Co.	363,771
19,656	United Parcel Service, Inc. Class B	1,127,665
79,565	Werner Enterprises, Inc.(a)	1,574,591

		8,518,607

Utilities – 3.2%
29,575	Black Hills Corp.	787,582
31,448	Dominion Resources, Inc.	1,223,956
20,678	Duke Energy Corp.	355,868
3,238	Edison International	112,618
363	Entergy Corp.	29,708
66,695	Exelon Corp.	3,259,385
25,617	Integrys Energy Group, Inc.	1,075,658
15,578	NiSource, Inc.	239,590
6,633	Pepco Holdings, Inc.	111,766
6,598	Public Service Enterprise Group, Inc.	219,383
7,584	Southwest Gas Corp.	216,372

		7,631,886

TOTAL COMMON STOCKS
(Cost $218,434,390)		$238,468,961

	Rate

Short-Term Investment(c) – 3.1%

JPMorgan U.S. Government Money Market Fund – Capital Shares
7,232,539	0.049%	$7,232,539
(Cost $7,232,539)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $225,666,929)		$245,701,500

Securities Lending Reinvestment Vehicle(c)(d) – 5.1%

Boston Global Investment Trust – Enhanced Portfolio II
12,193,205	0.155%	$12,205,398
(Cost $12,108,859)

TOTAL INVESTMENTS – 108.8%
(Cost $237,775,788)		$257,906,898

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.8)%		(20,788,405)

NET ASSETS – 100.0%		$237,118,493

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain

Russell 2000 Mini Index	8	March 2010	$499,120	$14,265
S&P 500 E-mini Index	96	March 2010	5,331,360	9,621

TOTAL				$23,886

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments
December 31, 2009

Shares	Description	Value

Common Stocks – 97.2%

Australia – 8.2%
10,866	AGL Energy Ltd. (Utilities)	$136,577
16,700	Amcor Ltd. (Materials)	92,975
38,126	Australia & New Zealand Banking Group Ltd. (Banks)	776,950
62,608	Bendigo and Adelaide Bank Ltd. (Banks)	549,570
59,396	BHP Billiton Ltd. (Materials)	2,272,893
16,512	Caltex Australia Ltd. (Energy)*	137,354
16,265	CFS Retail Property Trust (REIT)	27,695
25,152	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	259,331
14,884	Commonwealth Bank of Australia (Banks)	726,666
6,539	Computershare Ltd. (Software & Services)	66,904
1,995	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	58,014
93,559	Fairfax Media Ltd. (Media)	145,420
185,856	Goodman Fielder Ltd. (Food, Beverage & Tobacco)	270,644
95,111	GPT Group (REIT)	51,109
117,849	Incitec Pivot Ltd. (Materials)	372,772
4,888	Macquarie Group Ltd. (Diversified Financials)	209,433
191,146	MAp Group (Transportation)	517,367
42,823	Metcash Ltd. (Food & Staples Retailing)	171,710
29,268	Mirvac Group (REIT)	40,836
26,376	National Australia Bank Ltd. (Banks)	643,683
18,479	OneSteel Ltd. (Materials)	55,503
69,827	OZ Minerals Ltd. (Materials)*	74,427
12,593	QBE Insurance Group Ltd. (Insurance)	287,377
3,979	Rio Tinto Ltd. (Materials)	265,618
60,668	Suncorp-Metway Ltd. (Insurance)	469,689
9,499	Wesfarmers Ltd. (Food & Staples Retailing)	265,544
1,898	Wesfarmers Ltd. Price Protected Shares (Food & Staples Retailing)	52,996
45,530	Westfield Group (REIT)	509,568
23,434	Westpac Banking Corp. (Banks)	529,346
2,582	Woodside Petroleum Ltd. (Energy)	108,889
11,915	Woolworths Ltd. (Food & Staples Retailing)	298,839
11,974	WorleyParsons Ltd. (Energy)	310,912

		10,756,611

Austria – 0.7%
7,263	OMV AG (Energy)	318,673
11,262	Raiffeisen International Bank Holding AG (Banks)(a)	629,165

		947,838

Belgium – 0.5%
4,073	Delhaize Group (Food & Staples Retailing)	311,582
6,001	KBC Groep NV (Banks)*	257,834
1,271	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	53,051

		622,467

Bermuda – 0.3%
14,400	Seadrill Ltd. (Energy)	366,378

China – 0.1%
106,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	122,028

Cyprus – 0.0%
6,758	Bank of Cyprus Public Co. Ltd. (Banks)	47,317

Denmark – 0.4%
15	A.P. Moller – Maersk A/S Class A (Transportation)	101,324
22,894	DSV A/S (Transportation)*	414,905

		516,229

Finland – 1.5%
18,821	Elisa Oyj Class A (Telecommunication Services)	429,579
21,496	Kesko Oyj Class B (Food & Staples Retailing)	709,857
52,696	Nokia Oyj (Technology Hardware & Equipment)	681,359
5,625	Sampo Oyj Class A (Insurance)	137,025

		1,957,820

France – 9.9%
4,951	Accor SA (Consumer Services)	270,929
7,567	Air France-KLM (Transportation)*	118,751
3,848	Alstom SA (Capital Goods)	269,113
1,593	Atos Origin SA (Software & Services)*	72,981
19,702	AXA SA (Insurance)	462,583
12,467	BNP Paribas (Banks)	988,858
923	Casino Guichard Perrachon SA (Food & Staples Retailing)	82,235
1,451	Christian Dior SA (Consumer Durables & Apparel)	148,698
2,851	CNP Assurances (Insurance)	276,078
7,220	Compagnie Generale de Geophysique-Veritas (Energy)*	153,473
32,141	France Telecom SA (Telecommunication Services)	803,149
4,469	GDF Suez (Utilities)	193,602
517	Gecina SA (REIT)	56,216
3,426	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	384,150
3,151	PPR (Retailing)	378,231

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
France – (continued)

11,169	PSA Peugeot Citroen SA (Automobiles & Components)*	$375,474
11,494	Renault SA (Automobiles & Components)*	589,641
6,913	Safran SA (Capital Goods)	135,075
37,543	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,952,490
13,468	Schneider Electric SA (Capital Goods)	1,565,961
7,186	Technip SA (Energy)	505,583
24,725	Total SA (Energy)	1,588,086
1,140	Unibail-Rodamco SE (REIT)	250,435
12,013	Vivendi (Media)	356,543

		12,978,335

Germany – 8.1%
17,616	Adidas AG (Registered) (Consumer Durables & Apparel)	954,179
6,219	Allianz SE (Registered) (Insurance)	770,908
31,423	BASF SE (Materials)	1,944,792
1,341	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	107,312
16,227	Celesio AG (Health Care Equipment & Services)	410,874
5,810	Deutsche Bank AG (Registered) (Diversified Financials)	410,825
43,911	Deutsche Telekom AG (Registered) (Telecommunication Services)	644,167
34,416	E.ON AG (Utilities)	1,444,580
1,913	HeidelbergCement AG (Materials)	132,345
16,641	Henkel AG & Co. KGaA (Household & Personal Products)	745,537
1,537	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	239,403
3,517	Porsche Automobil Holding SE Preference Shares (Automobiles & Components)	219,933
2,316	Salzgitter AG (Materials)	226,942
3,224	SAP AG (Software & Services)	153,698
10,524	Siemens AG (Registered) (Capital Goods)	965,797
10,492	ThyssenKrupp AG (Materials)	394,418
89,862	TUI AG NPV (Consumer Services)*(a)	751,294

		10,517,004

Greece – 0.2%
62,281	Marfin Investment Group SA (Diversified Financials)*	176,546
3,789	National Bank of Greece SA (Banks)*	97,347

		273,893

Hong Kong – 2.3%
1,300	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	12,291
61,000	BOC Hong Kong (Holdings) Ltd. (Banks)	137,047
25,000	Cheung Kong Holdings Ltd. (Real Estate)	321,254
14,500	CLP Holdings Ltd. (Utilities)	98,130
34,100	Esprit Holdings Ltd. (Retailing)	226,242
7,200	Hang Seng Bank Ltd. (Banks)	105,926
21,000	Hong Kong & China Gas Co. Ltd. (Utilities)	52,671
37,500	Hong Kong Electric Holdings Ltd. (Utilities)	204,273
10,000	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	177,924
34,000	Hutchison Whampoa Ltd. (Capital Goods)	232,623
68,399	Hysan Development Co. Ltd. (Real Estate)	193,575
4,000	Li & Fung Ltd. (Retailing)	16,538
188,000	New World Development Ltd. (Real Estate)	383,032
84,399	Noble Group Ltd. (Capital Goods)	193,590
45,608	NWS Holdings Ltd. (Capital Goods)	83,708
13,000	Orient Overseas International Ltd. (Transportation)	60,284
2,000	Sun Hung Kai Properties Ltd. (Real Estate)	29,738
26,000	Swire Pacific Ltd. Class A (Diversified)	314,428
26,651	The Link Real Estate Investment Trust (REIT)	68,006
23,000	Wheelock & Co. Ltd. (Real Estate)	70,156
3,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	10,133

		2,991,569

Ireland – 0.5%
23,880	Kerry Group PLC Class A (Food, Beverage & Tobacco)	702,287

Italy – 2.8%
51,649	A2A SpA (Utilities)	108,360
10,464	Assicurazioni Generali SpA (Insurance)	281,904
65,711	Banco Popolare Societa Cooperativa (Banks)*	492,253
107,027	Enel SpA (Utilities)	619,621
3,903	Exor SpA (Diversified Financials)	76,020
6,704	Finmeccanica SpA (Capital Goods)	107,337
74,020	Intesa Sanpaolo SpA (Banks)*	333,092

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)

483,555	Parmalat SpA (Food, Beverage & Tobacco)	$1,351,884
82,624	UniCredit SpA (Banks)*	276,275
2,844	Unione di Banche Italiane ScpA (Banks)	40,766

		3,687,512

Japan – 20.3%
8,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	75,296
72,000	Amada Co. Ltd. (Capital Goods)	450,980
15,000	Asahi Kasei Corp. (Materials)	75,157
25,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	936,452
19,900	Brother Industries Ltd. (Technology Hardware & Equipment)	228,862
25,700	Canon, Inc. (Technology Hardware & Equipment)	1,093,239
111	Central Japan Railway Co. (Transportation)	742,955
1,500	Chubu Electric Power Co., Inc. (Utilities)	35,783
9,800	Credit Saison Co. Ltd. (Diversified Financials)	109,753
56,400	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	591,951
2,300	Daito Trust Construction Co. Ltd. (Real Estate)	108,901
15,000	Daiwa House Industry Co. Ltd. (Real Estate)	161,291
6,700	Denso Corp. (Automobiles & Components)	202,454
3,100	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*	50,524
55,000	Fuji Electric Holdings Co. Ltd. (Capital Goods)*	95,118
59,000	Fuji Heavy Industries Ltd. (Automobiles & Components)*	288,293
199	Fuji Media Holdings, Inc. (Media)	275,731
4,500	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	135,903
77,000	Fukuoka Financial Group, Inc. (Banks)	268,345
30,000	Hitachi Ltd. (Technology Hardware & Equipment)*	92,224
1,400	Hokkaido Electric Power Co., Inc. (Utilities)	25,397
53,800	Honda Motor Co. Ltd. (Automobiles & Components)	1,825,364
7	Japan Real Estate Investment Corp. (REIT)	51,603

30	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	101,295
6,900	JFE Holdings, Inc. (Materials)	272,749
15,000	Kaneka Corp. (Materials)	95,571
3,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	48,111
7,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	77,289
18,000	Kubota Corp. (Capital Goods)	165,165
4,000	Kuraray Co. Ltd. (Materials)	47,079
6,000	Kyocera Corp. (Technology Hardware & Equipment)	528,423
7,800	Kyushu Electric Power Co., Inc. (Utilities)	160,656
1,300	Makita Corp. (Consumer Durables & Apparel)	44,653
6,400	Marui Group Co. Ltd. (Retailing)	39,407
17,000	Mazda Motor Corp. (Automobiles & Components)*	39,090
12,900	Mitsubishi Corp. (Capital Goods)	321,321
16,000	Mitsubishi Electric Corp. (Capital Goods)*	118,858
8,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	40,314
10,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	124,779
38,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	188,165
4,520	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	136,170
19,000	Mitsui & Co. Ltd. (Capital Goods)	269,536
41,000	Mitsui OSK Lines Ltd. (Transportation)	216,589
6,400	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)	163,464
83,600	Mizuho Financial Group, Inc. (Banks)	150,338
15,500	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	148,071
76,000	NEC Corp. (Technology Hardware & Equipment)*	196,454
15,000	NGK Insulators Ltd. (Capital Goods)	328,041
9	Nippon Building Fund, Inc. (REIT)	68,401
99,000	Nippon Express Co. Ltd. (Transportation)	408,846
68,000	Nippon Mining Holdings, Inc. (Energy)	291,842
97,000	Nippon Oil Corp. (Energy)	449,703
2,600	Nippon Paper Group, Inc. (Materials)	66,353
187,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	535,903

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

35,300	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	$1,394,459
4,000	Nissan Chemical Industries Ltd. (Materials)	57,017
156,900	Nissan Motor Co. Ltd. (Automobiles & Components)*	1,378,825
38,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	513,533
19,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	176,044
19,700	Nomura Holdings, Inc. (Diversified Financials)	146,502
8,000	NTN Corp. (Capital Goods)	36,146
16	NTT Data Corp. (Software & Services)	49,614
4,600	Omron Corp. (Technology Hardware & Equipment)	82,730
79,000	Osaka Gas Co. Ltd. (Utilities)	266,253
9,000	Panasonic Electric Works Co. Ltd. (Capital Goods)	109,044
41,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	587,479
3,100	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	202,315
16,500	Sapporo Hokuyo Holdings, Inc. (Banks)	59,889
14,600	Seiko Epson Corp. (Technology Hardware & Equipment)	235,942
15,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	93,313
43,000	Sekisui House Ltd. (Consumer Durables & Apparel)	390,368
21,000	Sharp Corp. (Consumer Durables & Apparel)	265,194
2,200	Shin-Etsu Chemical Co. Ltd. (Materials)	124,208
88,000	Shinsei Bank Ltd. (Banks)*	95,869
50,100	Sojitz Corp. (Capital Goods)	94,794
53,000	Sompo Japan Insurance, Inc. (Insurance)	341,715
16,800	Sony Corp. (Consumer Durables & Apparel)	488,406
57,000	Sumitomo Chemical Co. Ltd. (Materials)	250,085
43,500	Sumitomo Corp. (Capital Goods)	442,949
17,500	Sumitomo Electric Industries Ltd. (Capital Goods)	217,978
10,000	Sumitomo Heavy Industries Ltd. (Capital Goods)*	50,627
12,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	370,170
10,000	Suruga Bank Ltd. (Banks)	87,144
11,450	T&D Holdings, Inc. (Insurance)	235,473

17,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	700,421
104,000	The Bank of Yokohama Ltd. (Banks)	474,184
68,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	333,883
6,000	Toho Gas Co. Ltd. (Utilities)	31,880
4,900	Tokio Marine Holdings, Inc. (Insurance)	133,717
11,000	Tokuyama Corp. (Materials)	61,507
64,000	Tokyo Gas Co. Ltd. (Utilities)	255,465
23,100	Tokyo Steel Manufacturing Co. Ltd. (Materials)	260,052
61,000	Tokyu Land Corp. (Real Estate)	226,594
14,000	Tosoh Corp. (Materials)	38,664
4,300	Toyo Seikan Kaisha Ltd. (Materials)	65,507
3,300	Toyota Motor Corp. (Automobiles & Components)	139,131
720	USS Co. Ltd. (Retailing)	43,953
45	West Japan Railway Co. (Transportation)	150,869
10,800	Yamaha Corp. (Consumer Durables & Apparel)	130,124
37,900	Yamaha Motor Co. Ltd. (Automobiles & Components)*	479,326
3,200	Yamato Kogyo Co. Ltd. (Materials)	104,625
28,900	Yokogawa Electric Corp. (Technology Hardware & Equipment)	255,231

		26,493,430

Luxembourg – 0.6%
13,515	ArcelorMittal (Materials)	617,721
1,935	Millicom International Cellular SA SDR (Telecommunication Services)	143,599

		761,320

Netherlands – 4.1%
25,745	Aegon NV (Insurance)*	164,861
1,708	ASML Holding NV (Semiconductors & Semiconductor Equipment)	58,314
682	Corio NV (REIT)	46,465
10,979	European Aeronautic Defence and Space Co. NV (Capital Goods)	220,690
30,243	ING Groep NV CVA (Diversified Financials)*	291,252
10,458	James Hardie Industries NV CDI (Materials)*	79,547
2,133	Koninklijke Boskalis Westminster NV (Capital Goods)	82,114
41,322	Koninklijke DSM NV (Materials)	2,030,295

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)

33,172	Koninklijke Philips Electronics NV (Capital Goods)	$980,543
22,255	Royal Dutch Shell PLC Class A (Energy)	670,588
10,982	Royal Dutch Shell PLC Class B (Energy)	319,831
12,075	Unilever NV CVA (Food, Beverage & Tobacco)	393,003

		5,337,503

New Zealand – 0.0%
14,776	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	26,544

Norway – 0.6%
16,000	DnB NOR ASA (Banks)*	172,732
12,000	StatoilHydro ASA (Energy)	299,275
25,400	Telenor ASA (Telecommunication Services)*	354,830

		826,837

Portugal – 0.2%
51,433	EDP – Energias de Portugal SA (Utilities)	228,984

Singapore – 1.3%
33,000	Ascendas Real Estate Investment Trust (REIT)	51,804
11,000	CapitaMall Trust (REIT)	14,040
16,000	City Developments Ltd. (Real Estate)	130,824
31,000	DBS Group Holdings Ltd. (Banks)	337,000
37,000	Fraser and Neave Ltd. (Capital Goods)	109,985
241,680	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)*	87,092
4,000	Jardine Cycle & Carriage Ltd. (Retailing)	76,372
11,000	Keppel Corp. Ltd. (Capital Goods)	64,076
7,000	Neptune Orient Lines Ltd. (Transportation)	8,170
44,985	Oversea-Chinese Banking Corp. Ltd. (Banks)	289,665
10,000	Singapore Airlines Ltd. (Transportation)	105,910
1,000	Singapore Exchange Ltd. (Diversified Financials)	5,888
19,000	Singapore Press Holdings Ltd. (Media)	49,461
26,000	Singapore Telecommunications Ltd. (Telecommunication Services)	57,268
85,000	StarHub Ltd. (Telecommunication Services)	129,818
9,000	United Overseas Bank Ltd. (Banks)	125,278
12,000	UOL Group Ltd. (Real Estate)	34,582

		1,677,233

Spain – 4.2%
546	Acciona SA (Utilities)	71,367
72,794	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,326,673
199,368	Banco Santander SA (Banks)	3,294,492
15,840	Repsol YPF SA (Energy)	425,060
12,479	Telefonica SA (Telecommunication Services)	349,275

		5,466,867

Sweden – 2.6%
14,106	Alfa Laval AB (Capital Goods)	195,067
14,718	Nordea Bank AB (Banks)	149,123
21,487	Skandinaviska Enskilda Banken AB Class A (Banks)*	132,830
15,935	Skanska AB Class B (Capital Goods)	270,386
21,739	SKF AB Class B (Capital Goods)	374,859
4,467	SSAB AB Class A (Materials)	75,867
23,335	Svenska Handelsbanken AB Class A (Banks)	664,810
18,979	Swedbank AB Class A (Banks)*	186,857
12,500	Swedish Match AB (Food, Beverage & Tobacco)	273,291
138,955	TeliaSonera AB (Telecommunication Services)	1,004,312

		3,327,402

Switzerland – 8.1%
59,298	ABB Ltd. (Registered) (Capital Goods)*	1,142,633
5,258	Adecco SA (Registered) (Commercial & Professional Services)	290,057
8,278	Baloise Holding AG (Registered) (Insurance)	687,300
23,568	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	792,518
7,415	Credit Suisse Group AG (Registered) (Diversified Financials)	367,349
1,607	Julius Baer Group Ltd. (Diversified Financials)	56,516
13,535	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	953,663
46,614	Nestle SA (Registered) (Food, Beverage & Tobacco)	2,262,347
13,230	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	722,480
5,967	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,020,434
47,924	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	442,829

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)
December 31, 2009

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

8,152	Swiss Reinsurance Co. Ltd. (Registered) (Insurance)	$390,519
1,664	Syngenta AG (Registered) (Materials)	469,927
1,077	Synthes, Inc. (Health Care Equipment & Services)	141,183
17,100	UBS AG (Registered) (Diversified Financials)*	266,285
35,209	Xstrata PLC (Materials)*	627,991

		10,634,031

United Kingdom – 19.7%
5,058	Associated British Foods PLC (Food, Beverage & Tobacco)	67,055
26,446	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,242,890
68,334	Aviva PLC (Insurance)	434,683
57,254	BAE Systems PLC (Capital Goods)	331,368
96,015	Barclays PLC (Banks)	423,087
16,726	BG Group PLC (Energy)	302,010
55,565	BHP Billiton PLC (Materials)	1,771,413
76,629	BP PLC ADR (Energy)(a)(b)	4,442,182
16,128	Burberry Group PLC (Consumer Durables & Apparel)	154,903
18,628	Cadbury PLC (Food, Beverage & Tobacco)	239,512
20,159	Compass Group PLC (Consumer Services)	144,268
11,129	Drax Group PLC (Utilities)	74,195
47,358	Eurasian Natural Resources Corp. (Materials)	693,679
37,381	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,579,347
44,515	Hammerson PLC (REIT)	302,989
14,560	Home Retail Group PLC (Retailing)	66,036
57,068	HSBC Holdings PLC (Banks)	651,052
13,609	Investec PLC (Diversified Financials)	92,986
226,828	J Sainsbury PLC (Food & Staples Retailing)	1,182,723
11,106	Johnson Matthey PLC (Materials)	273,968
45,375	Kingfisher PLC (Retailing)	167,035
398,118	Legal & General Group PLC (Insurance)	512,169
135,301	Lloyds Banking Group PLC (Banks)*	108,860
196,817	Man Group PLC (Diversified Financials)	971,362
24,085	National Grid PLC (Utilities)	262,886
158,767	Old Mutual PLC (Insurance)*	278,032
1,242	Reckitt Benckiser Group PLC (Household & Personal Products)	67,230

32,765	Rexam PLC (Materials)	153,173
8,695	Rio Tinto PLC (Materials)	469,502
863,173	Royal Bank of Scotland Group PLC (Banks)*	400,694
81,289	Standard Chartered PLC (Banks)	2,052,215
310,059	Thomas Cook Group PLC (Consumer Services)	1,145,414
27,308	Tomkins PLC (Capital Goods)	84,860
64,538	TUI Travel PLC (Consumer Services)	264,498
1,563	Unilever PLC (Food, Beverage & Tobacco)	50,103
45,462	United Utilities Group PLC (Utilities)	363,388
3,804	Vedanta Resources PLC (Materials)	159,106
88,658	Vodafone Group PLC ADR (Telecommunication Services)(b)	2,047,113
386,653	WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,725,106

		25,753,092

TOTAL COMMON STOCKS
(Cost $89,310,757)		$127,020,531

Shares	Rate	Value

Short-Term Investment(c) – 1.1%

JPMorgan U.S. Government Money Market Fund – Capital Shares
1,376,853	0.049%	$1,376,853
(Cost $1,376,853)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $90,687,610)		$128,397,384

Securities Lending Reinvestment Vehicle(c)(d) – 5.2%

Boston Global Investment Trust – Enhanced Portfolio II
6,756,909	0.155%	$6,763,666
(Cost $6,755,779)

TOTAL INVESTMENTS – 103.5%
(Cost $97,443,389)		$135,161,050

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%		(4,525,542)

NET ASSETS – 100.0%		$130,635,508

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CDI	—	CHESS Depositary Interest
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain

Dow Jones EURO STOXX 50 Index	30	March 2010	$1,278,153	$42,229
FTSE 100 Index	6	March 2010	519,594	7,569
SPI 200 Index	1	March 2010	109,564	4,663
TSE TOPIX Index	7	March 2010	679,820	7,734

TOTAL				$62,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities
December 31, 2009

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund	Equity Fund	Equity Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $293,311,529, $87,247,974, $225,666,929 and $90,687,610, respectively)(a)	$299,432,639	$94,285,627	$245,701,500	$128,397,384
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $0, $12,108,859 and $6,755,779, respectively)	—	—	12,205,398	6,763,666
Cash	563	—	82	—
Foreign currencies, at value (identified cost $0, $8,944,054, $0 and $1,969,849, respectively)	—	9,000,431	—	2,044,904
Receivables:
Fund shares sold	733,757	2,424,625	422,627	128,821
Dividends, at value	499,007	132,226	279,023	152,408
Reimbursement from investment adviser	1,262	59,341	22,484	26,850
Due from broker — variation margin, at value	—	9,868	—	6,545
Foreign tax reclaims, at value	—	28,725	—	48,576
Securities lending income	—	—	2,549	1,609

Total assets	300,667,228	105,940,843	258,633,663	137,570,763

Liabilities:

Payables:
Written options, at value (premiums received $2,958,465, $996,829, $0 and $0, respectively)	3,279,500	1,313,174	—	—
Fund shares redeemed	713,170	1,489	8,680,157	40,004
Amounts owed to affiliates	255,957	93,812	187,412	120,227
Due to broker — variation margin, at value	39,330	—	60,160	—
Payable upon return of securities loaned	—	—	12,388,244	6,711,300
Accrued expenses and other liabilities	53,645	74,152	199,197	63,724

Total liabilities	4,341,602	1,482,627	21,515,170	6,935,255

Net Assets:

Paid-in capital	369,664,309	103,707,044	316,712,801	165,598,200
Accumulated undistributed (distributions in excess of) net investment income	106,268	(208,779)	122,507	(254,625)
Accumulated net realized loss from investment, futures, written options and foreign currency related transactions	(79,251,940)	(5,972,383)	(99,871,811)	(72,560,622)
Net unrealized gain on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	5,806,989	6,932,334	20,154,996	37,852,555

NET ASSETS	$296,325,626	$104,458,216	$237,118,493	$130,635,508

Net Assets:
Class A	$139,339,542	$67,680,945	$90,909,231	$77,468,539
Class B	—	—	2,258,719	—
Class C	9,540,362	894,403	10,887,286	7,637
Institutional	147,445,722	35,882,868	133,015,756	53,159,332
Service	—	—	47,501	—

Total Net Assets	$296,325,626	$104,458,216	$237,118,493	$130,635,508

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	16,812,097	8,612,064	10,523,180	10,472,638
Class B	—	—	269,552	—
Class C	1,150,484	115,722	1,306,457	1,034
Institutional	17,817,132	4,621,630	15,158,326	7,190,337
Service	—	—	5,450	—

Net asset value, offering and redemption price per share:(b)
Class A	$8.29	$7.86	$8.64	$7.40
Class B	—	—	8.38	—
Class C	8.29	7.73	8.33	7.39
Institutional	8.28	7.76	8.78	7.39
Service	—	—	8.72	—

(a)	Includes loaned securities having a market value of $11,879,374 and $6,508,713 for the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds is $8.77, $8.32, $9.14 and $7.83, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net assets value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations
For the Year Ended December 31, 2009

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium Fund	Premium Fund	Equity Fund	Equity Fund

Investment income:

Dividends(a)	$7,319,921	$1,391,364	$4,932,712	$3,134,795
Securities lending income — affiliated issuer	—	—	195,041	101,108

Total investment income	7,319,921	1,391,364	5,127,753	3,235,903

Expenses:

Management fees	1,764,890	411,787	1,426,098	856,293
Distribution and Service fees(b)	388,790	73,039	384,497	168,611
Transfer Agent fees(b)	290,069	62,402	244,450	141,430
Custody and accounting fees	53,867	191,520	61,209	137,343
Professional fees	73,637	92,623	75,566	93,219
Registration fees	48,474	57,699	72,424	59,336
Printing fees	43,982	23,842	35,464	32,476
Trustee fees	16,663	16,663	16,663	16,663
Amortization of offering costs	—	47,252	—	34,979
Service share fees — Service Plan	—	—	107	—
Service share fees — Shareholder Administration Plan	—	—	107	—
Other	21,904	3,844	38,157	8,944

Total expenses	2,702,276	980,671	2,354,742	1,549,294

Less — expense reductions	(132,175)	(405,873)	(394,140)	(409,177)

Net expenses	2,570,101	574,798	1,960,602	1,140,117

NET INVESTMENT INCOME	4,749,820	816,566	3,167,151	2,095,786

Realized and unrealized gain (loss) from investment, futures, written options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	15,567,563	1,152,468	30,404,090	(11,470,250)
Securities lending reinvestment vehicle transactions — affiliated issuer	—	—	169,855	44,479
Futures transactions	268,813	414,617	1,860,197	595,033
Written options	(6,858,638)	(803,597)	—	—
Foreign currency related transactions	—	(142,782)	(1,227)	13,603
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	41,019,709	10,347,020	7,196,186	32,167,035
Securities lending reinvestment vehicle — affiliated issuer	—	—	55,173	7,887
Futures	(425,781)	117,519	(400,461)	69,160
Written options	(650,740)	(327,501)	—	—
Translation of asset and liabilities denominated in foreign currencies	—	67,310	—	55,438

Net realized and unrealized gain from investment, futures, written options and foreign currency related transactions	48,920,926	10,825,054	39,283,813	21,482,385

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,670,746	$11,641,620	$42,450,964	$23,578,171

(a)	Foreign taxes withheld on dividends were $125,735 and $282,633 for the International Equity Dividend and Premium, and Structured International Tax-Managed Equity Funds, respectively.

(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
U.S. Equity Dividend and Premium	$305,825	$—	$82,965	$232,429	$—	$15,763	$41,877	$—
International Equity Dividend and Premium	69,134	—	3,905	52,542	—	742	9,118	—
Structured Tax-Managed Equity	233,962	34,382	116,153	177,812	6,533	22,069	38,019	17
Structured International Tax-Managed Equity	168,537	—	74	128,089	—	14	13,327	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend		International Equity Dividend
	and Premium Fund		and Premium Fund
	For the Fiscal	For the Fiscal	For the Fiscal		For the
	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2009	December 31, 2008	December 31, 2009		December 31, 2008(a)

From operations:

Net investment income	$4,749,820	$6,185,126	$816,566		$586,952
Net realized gain (loss) from investment, futures, written options and foreign currency related transactions	8,977,738	(87,564,919)	620,706		(6,910,348)
Net change in unrealized gain (loss) on investments, futures, written options and translation of assets and liabilities denominated in foreign currencies	39,943,188	(21,243,900)	10,204,348		(3,272,014)

Net increase (decrease) in net assets resulting from operations	53,670,746	(102,623,693)	11,641,620		(9,595,410)

Distributions to shareholders:

From net investment income
Class A Shares	(2,225,123)	(3,707,228)	(394,713)		(73,929)
Class B Shares	—	—	—		—
Class C Shares	(88,029)	(169,737)	(2,838)		(242)
Institutional Shares	(2,453,473)	(2,184,707)	(478,397)		(352,231)
Service Shares	—	—	—		—
From net realized gains
Class A Shares	—	(319,404)	—		—
Class C Shares	—	(23,610)	—		—
Institutional Shares	—	(204,622)	—		—
From capital
Class A Shares	—	—	—		(18,923)
Class C Shares	—	—	—		(62)
Institutional Shares	—	—	—		(90,157)

Total distributions to shareholders	(4,766,625)	(6,609,308)	(875,948)		(535,544)

From share transactions:

Proceeds from sales of shares	133,002,571	153,668,190	82,429,091		61,056,265
Reinvestment of distributions	2,798,058	4,308,619	659,945		496,819
Cost of shares redeemed	(87,318,563)	(189,188,778)	(11,367,457	)(b)	(29,451,165	)(c)

Net increase (decrease) in net assets resulting from share transactions	48,482,066	(31,211,969)	71,721,579		32,101,919

TOTAL INCREASE (DECREASE)	97,386,187	(140,444,970)	82,487,251		21,970,965

Net assets:

Beginning of period	198,939,439	339,384,409	21,970,965		—

End of period	$296,325,626	$198,939,439	$104,458,216		$21,970,965

Accumulated undistributed (distributions in excess of) net investment income	$106,268	$123,093	$(208,779)		$(66,423)

(a)	Commenced operations on January 31, 2008.
(b)	Net of $14,808 and $1,358 of redemption fees remitted to the International Equity Dividend and Premium, and Structured International Tax-Managed Equity Funds, respectively.
(c)	Net of $81,944 and $1,945 of redemption fees remitted to the International Equity Dividend and Premium, and Structured International Tax-Managed Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Structured Tax-Managed		Structured International
Equity Fund		Tax-Managed Equity Fund
For the Fiscal	For the Fiscal	For the Fiscal		For the
Year Ended	Year Ended	Year Ended		Period Ended
December 31, 2009	December 31, 2008	December 31, 2009		December 31, 2008(a)

$3,167,151	$2,115,685	$2,095,786		$2,066,040

32,432,915	(64,391,715)	(10,817,135)		(61,276,549)

6,850,898	(56,129,870)	32,299,520		5,553,035

42,450,964	(118,405,900)	23,578,171		(53,657,474)

(1,055,086)	(1,169,733)	(1,295,532)		(2,102,568)
(5,845)	—	—		—
(50,956)	—	(76)		(242)
(2,156,483)	(876,231)	(1,054,473)		(457,618)
(448)	—	—		—

—	—	—		—
—	—	—		—
—	—	—		—

—	—	—		—
—	—	—		—
—	—	—		—

(3,268,818)	(2,045,964)	(2,350,081)		(2,560,428)

100,137,461	127,368,830	61,570,523		208,286,040
2,941,857	1,710,883	2,274,078		2,477,681
(104,136,733)	(165,156,853)	(44,014,379	)(b)	(64,968,623	)(c)

(1,057,415)	(36,077,140)	19,830,222		145,795,098

38,124,731	(156,529,004)	41,058,312		89,577,196

198,993,762	355,522,766	89,577,196		—

$237,118,493	$198,993,762	$130,635,508		$89,577,196

$122,507	$149,473	$(254,625)		$(42,755)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

U.S. Equity Dividend and Premium, International Equity Dividend and Premium, and Structured International Tax-Managed Equity	A, C and Institutional	Diversified

Structured Tax-Managed Equity	A, B, C, Institutional and Service	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional Shares and Service Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds were amortized on a straight line basis over 12 months from the date of the commencement of operations.

F. Redemption Fees — All classes of the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
Fund	Declared/Paid	Declared/Paid

U.S. Equity Dividend and Premium, and International Equity Dividend and Premium	Quarterly	Annually

Structured Tax-Managed Equity and Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

H. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

I. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Options — The Funds may write and/or purchase call and put options on futures, currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.
The U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds invest in written options. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Funds write (sell) S&P 500 Index, MSCI EAFE Index or related exchange traded fund (“ETF”) call options, they receive cash but limit their opportunity to profit from an increase in the market value of the applicable index beyond the exercise price (plus the premium received) of the option. In a rising market, the Funds could significantly underperform the market. The Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the Funds will continue to bear the risk of a decline in the value of the securities held in their portfolios. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Funds will likely also experience sharp declines in their net asset values.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended December 31, 2009, contractual and effective net management fees with GSAM were at the following rates:

							Effective Net
	Contractual Management Rate						Management
	First	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waiver)

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.75%

International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81

Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.65	*

Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.81	*

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended December 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

U.S. Equity Dividend and Premium	$2,200	N/A	$—

International Equity Dividend and Premium	300	N/A	—

Structured Tax-Managed Equity	5,000	$—	—

Structured International Tax-Managed Equity	100	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Structured Tax-Managed Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds as an annual percentage rate of average daily net assets are 0.054%, 0.054%, 0.004% and 0.014%, respectively. These expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Funds have entered into certain offset arrangements with the transfer agent resulting in a reduction of the Funds’ expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other Expense	Transfer Agent		Total Expense
	Fee Waiver	Reimbursement	Fee Credits		Reductions

U.S. Equity Dividend and Premium	$—	$131	$1		$132

International Equity Dividend and Premium	—	406	—	*	406

Structured Tax-Managed Equity	102	291	1		394

Structured International Tax-Managed Equity	40	369	—	*	409

*	Amount rounds to less than $500.

As of December 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

U.S. Equity Dividend and Premium	$189	$38	$29	$256

International Equity Dividend and Premium	68	14	12	94

Structured Tax-Managed Equity	134	31	22	187

Structured International Tax-Managed Equity	89	17	14	120

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

G. Other Transactions with Affiliates — For the fiscal year ended December 31, 2009, Goldman Sachs earned approximately $9,800, $17,500, $7,800 and $6,900 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant and written options transactions, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs
	Enhanced	Tax Advantage
	Dividend Global	Global Equity
Fund	Equity Portfolio	Portfolio

U.S. Equity Dividend and Premium	12%	—%

International Equity Dividend and Premium	16	—

Structured Tax-Managed Equity	—	49

Structured International Tax-Managed Equity	—	35

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

U.S. Equity Dividend and Premium

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$290,728,266	$—	$—
Short-term Investment	8,704,373	—	—
Derivatives	6,914	—	—

Total	299,439,553	—	—

Liabilities
Derivatives	$(3,279,500)	$—	$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

International Equity Dividend and Premium

	Level 1	Level 2(a)	Level 3

Assets
Common Stock and/or Other Equity Investments	$6,138,508	$87,421,185	$—
Short-term Investment	725,934	—	—
Derivatives	154,103	—	—

Total	7,018,545	$87,421,185	$—

Liabilities
Derivatives	$(938,201)	$(374,973)	$—

(a)	To adjust for the market difference between local market close and the calculation of the net asset value, the Fund may utilize fair value model prices for international equities provided by an independent service resulting in a level 2 classification.

Structured Tax-Managed Equity Fund

	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$238,468,961	$—	$—
Securities Lending Reinvestment Vehicle	—	12,205,398	—
Short-term Investment	7,232,539	—	—
Derivatives	23,886	—	—

Total	$245,725,386	$12,205,398	$—

Structured International Tax-Managed Equity Fund

	Level 1	Level 2(a)	Level 3

Assets
Common Stock and/or Other Equity Investments	$8,068,644	$118,951,887	$—
Securities Lending Reinvestment Vehicle	—	6,763,666	—
Short-term Investment	1,376,853	—	—
Derivatives	62,195	—	—

Total	$9,507,692	$125,715,553	$—

(a)	To adjust for the market difference between local market close and the calculation of the net asset value, the Fund may utilize fair value model prices for international equities provided by an independent service resulting in a level 2 classification.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of December 31, 2009. The values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

U.S. Equity Dividend and Premium

	Statements of		Statements of		Average
	Assets and Liabilities	Derivative	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Location	Liabilities	Contracts(b)

Equity	Unrealized gain on futures(a)	$6,914	Written options, at value	$(3,279,500)	763

International Equity Dividend and Premium

	Statements of		Statements of		Average
	Assets and Liabilities	Derivative	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Location	Liabilities	Contracts(b)

Equity	Unrealized gain on futures(a)	$154,103	Written options, at value	$(1,313,174)	367

Structured Tax-Managed Equity

	Statements of		Average
	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Contracts(b)
Equity	Unrealized gain on futures(a)	$23,886	106

Structured International Tax-Managed Equity

	Statements of		Average
	Assets and Liabilities	Derivative	Number of
Risk	Location	Assets	Contracts(b)
Equity	Unrealized gain on futures(a)	$62,195	48

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Average number of contracts is based on the average of quarter end balances for the period ended December 31, 2009.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities for the fiscal year ended December 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

U.S. Equity Dividend and Premium

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions and written options/Net change in unrealized gain (loss) on futures and written options	$(6,589,825)	$(1,076,521)

International Equity Dividend and Premium

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions and written options/Net change in unrealized gain (loss) on futures and written options	$(388,980)	$(209,982)

Structured Tax-Managed Equity

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$1,860,197	$(400,461)

Structured International Tax-Managed Equity

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$595,033	$69,160

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2009, were as follows:

Fund	Purchases	Sales

U.S. Equity Dividend and Premium	$332,653,228	$281,310,032

International Equity Dividend and Premium	110,959,097	46,041,039

Structured Tax-Managed Equity	707,353,175	692,068,780

Structured International Tax-Managed Equity	114,978,777	98,527,519

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2009, are reported as securities lending income. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended December 31, 2009:

Amounts Received by
	Earnings of GSAL	the Funds from	Amounts Payable to
	Relating to Securities	Lending to Goldman	Goldman Sachs Upon
	Loaned for the Fiscal	Sachs for the Fiscal	Return of Securities
	Year Ended	Year Ended	Loaned as of
Fund	December 31, 2009	December 31, 2009	December 31, 2009

Structured Tax-Managed Equity	$21,602	$9,654	$1,400,075

Structured International Tax-Managed Equity	11,239	10,778	—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the fiscal year ended December 31, 2009 (in thousands):

	Number of			Number of
	Shares Held Beginning	Shares	Shares	Shares Held End	Value at End
Fund	of Fiscal Year	Bought	Sold	of Fiscal Year	of Fiscal Year

Structured Tax-Managed Equity	12,815	131,161	(131,783)	12,193	$12,205

Structured International Tax-Managed Equity	—	45,426	(38,669)	6,757	6,764

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Distributions paid from:
Ordinary income	$4,766,625	$875,948	$3,268,818	$2,350,081

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Distributions paid from:
Ordinary income	$6,609,308	$426,402	$2,045,964	$2,560,428

Tax return of capital	$—	$109,142	$—	$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

8. TAX INFORMATION (continued)

As of December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Undistributed ordinary income-net	$106,268	$37,623	$122,094	$57,899

Capital loss carryforward:[1]
Expiring 2010	—	—	(20,748,975)	—
Expiring 2011	—	—	(209,608)	—
Expiring 2015	—	—	(19,869,694)	—
Expiring 2016	(23,356,728)	(4,489,523)	(51,457,820)	(41,184,780)
Expiring 2017	(48,052,277)	(1,132,568)	—	(31,365,562)

Total capital loss carryforward	$(71,409,005)	$(5,622,091)	$(92,286,097)	$(72,550,342)

Timing differences (post-October losses)	(6,348,351)	(246,024)	(7,751,773)	(33,879)
Unrealized gains — net	4,312,405	6,581,664	20,321,468	37,563,630

Total accumulated gains (losses)-net	$(73,338,683)	$751,172	$(79,594,308)	$(34,962,692)

[1]	Expiration occurs on December 31 of the year indicated. The Structured Tax-Managed Equity Fund had approximately $15,961,000 of capital losses that were utilized and approximately $282,000 that expired in the current fiscal year.

As of December 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		International		Structured
	U.S. Equity	Equity	Structured	International
	Dividend and	Dividend and	Tax-Managed	Tax-Managed
	Premium	Premium	Equity	Equity

Tax cost	$295,120,234	$87,598,644	$237,585,430	$97,732,314

Gross unrealized gain	19,042,750	8,314,922	21,635,919	37,878,467
Gross unrealized loss	(14,730,345)	(1,627,939)	(1,314,451)	(449,731)

Net unrealized security gain	$4,312,405	$6,686,983	$20,321,468	$37,428,736

Net unrealized gain (loss) on other investments	—	(105,319)	—	134,894

Net unrealized gain	$4,312,405	$6,581,664	$20,321,468	$37,563,630

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of passive foreign investment companies and partnership investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, expired capital loss carryforwards and the difference in the tax treatment of foreign currency transactions, passive foreign investment companies, real estate investment trust and partnership investments.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

			Accumulated
			Undistributed
		Accumulated Net	Net Investment
	Paid-in Capital	Realized Gain (Loss)	Income (Loss)

U.S. Equity Dividend and Premium	$—	$20	$(20)

International Equity Dividend and Premium	(3,007)	85,981	(82,974)

Structured Tax-Managed Equity	(285,540)	210,839	74,701

Structured International Tax-Managed Equity	(1,326)	(41,099)	42,425

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Funds Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

11. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 22, 2010, the date the financial statements were issued.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,907,062	$48,999,621	9,185,087	$79,045,981
Reinvestment of distributions	203,154	1,469,186	368,650	3,084,082
Shares redeemed	(7,081,546)	(50,481,516)	(16,048,763)	(139,507,926)

	28,670	(12,709)	(6,495,026)	(57,377,863)

Class C Shares
Shares sold	392,587	2,749,676	289,383	2,351,614
Reinvestment of distributions	6,991	51,916	10,644	87,833
Shares redeemed	(497,906)	(3,339,965)	(616,701)	(5,260,123)

	(98,328)	(538,373)	(316,674)	(2,820,676)

Institutional Shares
Shares sold	11,249,077	81,253,274	8,215,960	72,270,595
Reinvestment of distributions	172,799	1,276,956	141,457	1,136,704
Shares redeemed	(4,574,689)	(33,497,082)	(5,353,364)	(44,420,729)

	6,847,187	49,033,148	3,004,053	28,986,570

NET INCREASE (DECREASE)	6,777,529	$48,482,066	(3,807,647)	$(31,211,969)

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Fiscal Year Ended		For the Period Ended
	December 31, 2009		December 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,132,847	$58,661,081	3,116,730	$23,144,535
Reinvestment of distributions	39,708	278,988	8,634	75,169
Shares redeemed	(1,081,838)	(6,273,209)	(1,604,017)	(9,933,810)

	7,090,717	52,666,860	1,521,347	13,285,894

Class C Shares
Shares sold	115,598	783,372	5,886	47,108
Reinvestment of distributions	418	2,839	36	304
Shares redeemed	(3,892)	(28,205)	(2,324)	(15,347)

	112,124	758,006	3,598	32,065

Institutional Shares
Shares sold	3,366,149	22,984,638	4,396,472	37,864,622
Reinvestment of distributions	58,203	378,118	47,588	421,346
Shares redeemed	(750,809)	(5,066,043)	(2,495,973)	(19,502,008)

	2,673,543	18,296,713	1,948,087	18,783,960

NET INCREASE	9,876,384	$71,721,579	3,473,032	$32,101,919

(a)	Commenced operations on January 31, 2008.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)
December 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,239,061	$24,160,854	6,550,895	$59,792,321
Shares converted from Class B(a)	151,166	1,122,967	322,623	3,059,236
Reinvestment of distributions	119,959	1,012,456	158,662	1,107,458
Shares redeemed	(8,610,418)	(62,718,733)	(12,390,672)	(112,989,876)

	(5,100,232)	(36,422,456)	(5,358,492)	(49,030,861)

Class B Shares
Shares sold	20,682	138,935	17,874	154,319
Shares converted to Class A(a)	(156,483)	(1,122,967)	(335,102)	(3,059,236)
Reinvestment of distributions	555	4,545	—	—
Shares redeemed	(337,293)	(2,313,016)	(742,908)	(6,601,001)

	(472,539)	(3,292,503)	(1,060,136)	(9,505,918)

Class C Shares
Shares sold	45,840	321,518	274,949	2,282,920
Reinvestment of distributions	5,425	44,214	—	—
Shares redeemed	(757,339)	(5,330,539)	(974,551)	(8,473,118)

	(706,074)	(4,964,807)	(699,602)	(6,190,198)

Institutional Shares
Shares sold	10,246,249	75,491,043	7,600,230	65,139,270
Reinvestment of distributions	219,413	1,880,369	85,229	603,425
Shares redeemed	(4,526,574)	(33,734,995)	(3,931,661)	(36,844,956)

	5,939,088	43,636,417	3,753,798	28,897,739

Service Shares
Shares sold	3,523	25,111	—	—
Reinvestment of distributions	32	273	—	—
Shares redeemed	(5,606)	(39,450)	(27,341)	(247,902)

	(2,051)	(14,066)	(27,341)	(247,902)

NET DECREASE	(341,808)	$(1,057,415)	(3,391,773)	$(36,077,140)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund

	For the Fiscal Year Ended		For the Period Ended
	December 31, 2009		December 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,889,583	$29,992,202	18,499,859	$172,637,083
Reinvestment of distributions	166,148	1,219,529	348,847	2,019,821
Shares redeemed	(6,436,507)	(38,379,745)	(6,995,292)	(51,316,906)

	(1,380,776)	(7,168,014)	11,853,414	123,339,998

Class C Shares
Shares sold	2	14	1,906	16,378
Reinvestment of distributions	11	76	42	242
Shares redeemed	(300)	(1,920)	(627)	(3,717)

	(287)	(1,830)	1,321	12,903

Institutional Shares
Shares sold	5,090,131	31,578,307	4,488,082	35,632,579
Reinvestment of distributions	143,857	1,054,473	79,036	457,618
Shares redeemed	(955,667)	(5,632,714)	(1,655,102)	(13,648,000)

	4,278,321	27,000,066	2,912,016	22,442,197

NET INCREASE	2,897,258	$19,830,222	14,766,751	$145,795,098

(a)	Commenced operations on January 31, 2008.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
	Net asset	investment operations				shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$6.86	$0.13		$1.43	$1.56	$(0.13)	$—	$—	$(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	—	(0.16)

2008 - A	10.34	0.19		(3.46)	(3.27)	(0.19)	(0.02)	—	(0.21)
2008 - C	10.35	0.12		(3.46)	(3.34)	(0.12)	(0.02)	—	(0.14)
2008 - Institutional	10.34	0.23		(3.47)	(3.24)	(0.23)	(0.02)	—	(0.25)

2007 - A	10.97	0.29	(c)	0.05	0.34	(0.29)	(0.68)	—	(0.97)
2007 - C	10.99	0.20	(c)	0.06	0.26	(0.22)	(0.68)	—	(0.90)
2007 - Institutional	10.97	0.33	(c)	0.06	0.39	(0.34)	(0.68)	—	(1.02)

2006 - A	10.09	0.34	(d)	1.11	1.45	(0.28)	(0.28)	(0.01)	(0.57)
2006 - C	10.09	0.26	(d)	1.10	1.36	(0.17)	(0.28)	(0.01)	(0.46)
2006 - Institutional	10.10	0.40	(d)	1.09	1.49	(0.33)	(0.28)	(0.01)	(0.62)

FOR THE PERIOD ENDED DECEMBER 31,

2005 - A (Commenced August 31, 2005)	10.00	0.13		0.07	0.20	(0.09)	(0.02)	—	(0.11)
2005 - C (Commenced August 31, 2005)	10.00	0.12		0.06	0.18	(0.07)	(0.02)	—	(0.09)
2005 - Institutional (Commenced August 31, 2005)	10.00	0.13		0.09	0.22	(0.10)	(0.02)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amounts include income recognized from special dividends which equal $0.05 per share and 0.43% of average net assets.

(d)	Amounts include income recognized from special dividends which equal $0.10 per share and 0.93% of average net assets.

(e)	Total return reflects the impact of payments received for special dividends recorded this year. Excluding such payments, the total return would have been 13.52%, 12.74% and 13.98%, respectively.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

					Ratio of
Net asset		Net assets,	Ratio of		total		Ratio of
value,		end of	net expenses		expenses		net investment		Portfolio
end of	Total	period	to average		to average		income to		turnover
period	return(b)	(in 000s)	net assets		net assets		average net assets		rate

$8.29	23.03%	$139,340	1.24%		1.30%		1.85%		125%
8.29	21.93	9,540	1.99		2.05		1.10		125
8.28	23.55	147,446	0.84		0.90		2.30		125

6.86	(31.86)	115,172	1.24		1.29		2.12		61
6.87	(32.36)	8,577	1.99		2.04		1.37		61
6.85	(31.65)	75,190	0.84		0.89		2.62		61

10.34	2.99	240,787	1.24		1.26		2.57	(c)	53
10.35	2.19	16,209	1.99		2.01		1.78	(c)	53
10.34	3.39	82,388	0.84		0.86		2.90	(c)	53

10.97	14.53 (e)	181,756	1.24		1.53		3.25	(d)	63
10.99	13.64 (e)	8,201	1.99		2.28		2.48	(d)	63
10.97	14.99 (e)	49,601	0.84		1.13		3.80	(d)	63

10.09	2.02	38,977	1.24	(f)	2.61	(f)	3.98	(f)	21
10.09	1.82	1,031	1.99	(f)	3.20	(f)	3.65	(f)	21
10.10	2.19	3,781	0.82	(f)	3.25	(f)	3.76	(f)	21

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
	Net asset	investment operations			shareholders
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	capital	distributions

FOR THE FISCAL YEAR ENDED DECEMBER 31,

2009 - A	$6.36	$0.09	$1.53	$1.62	$(0.12)	$—	$(0.12)
2009 - C	6.28	0.02	1.52	1.54	(0.09)	—	(0.09)
2009 - Institutional	6.30	0.14	1.47	1.61	(0.15)	—	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,

2008 - A (Commenced January 31, 2008)	10.00	0.18	(3.55)	(3.37)	(0.21)	(0.06)	(0.27)
2008 - C (Commenced January 31, 2008)	10.00	0.15	(3.66)	(3.51)	(0.15)	(0.06)	(0.21)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.31	(3.73)	(3.42)	(0.22)	(0.06)	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

					Ratio of
Net asset		Net assets,	Ratio of		total		Ratio of
value,		end of	net expenses		expenses		net investment		Portfolio
end of	Total	period	to average		to average		income to		turnover
period	return(b)	(in 000s)	net assets		net assets		average net assets		rate

$7.86	26.17%	$67,681	1.30%		2.09%		1.23%		98%
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

6.36	(34.60)	9,673	1.30	(c)	3.50	(c)	2.71	(c)	130
6.28	(35.82)	23	2.05	(c)	4.25	(c)	2.20	(c)	130
6.30	(34.98)	12,275	0.90	(c)	3.10	(c)	4.05	(c)	130

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to
	Net asset			Net realized		shareholders
	value,	Net		and	Total from	From net
	beginning	investment		unrealized	investment	investment	From	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$7.20	$0.09	(d)	$1.45	$1.54	$(0.10)	$—	$(0.10)
2009 - B	6.97	0.04	(d)	1.39	1.43	(0.02)	—	(0.02)
2009 - C	6.94	0.04	(d)	1.39	1.43	(0.04)	—	(0.04)
2009 - Institutional	7.31	0.14	(d)	1.47	1.61	(0.14)	—	(0.14)
2009 - Service	7.26	0.09	(d)	1.46	1.55	(0.09)	—	(0.09)

2008 - A	11.50	0.08		(4.31)	(4.23)	(0.07)	—	(0.07)
2008 - B	11.10	—	(c)	(4.13)	(4.13)	—	—	—
2008 - C	11.06	0.01		(4.13)	(4.12)	—	—	—
2008 - Institutional	11.69	0.12		(4.38)	(4.26)	(0.12)	—	(0.12)
2008 - Service	11.49	0.06		(4.29)	(4.23)	—	—	—

2007 - A	11.72	0.08		(0.20)	(0.12)	(0.07)	(0.03)	(0.10)
2007 - B	11.30	(0.01)		(0.19)	(0.20)	—	—	—
2007 - C	11.27	(0.01)		(0.19)	(0.20)	(0.01)	— (c)	(0.01)
2007 - Institutional	11.91	0.13		(0.21)	(0.08)	(0.10)	(0.04)	(0.14)
2007 - Service	11.70	0.07		(0.20)	(0.13)	(0.06)	(0.02)	(0.08)

2006 - A	10.39	0.08		1.32	1.40	(0.07)	—	(0.07)
2006 - B	10.04	—	(c)	1.26	1.26	—	—	—
2006 - C	10.02	—	(c)	1.25	1.25	—	—	—
2006 - Institutional	10.56	0.14		1.31	1.45	(0.10)	—	(0.10)
2006 - Service	10.37	0.07		1.30	1.37	(0.04)	—	(0.04)

2005 - A	9.56	0.04		0.80	0.84	(0.01)	—	(0.01)
2005 - B	9.30	(0.03)		0.77	0.74	—	—	—
2005 - C	9.28	(0.03)		0.77	0.74	—	—	—
2005 - Institutional	9.70	0.09		0.81	0.90	(0.04)	—	(0.04)
2005 - Service	9.54	0.03		0.80	0.83	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

				Ratio of
		Net assets,	Ratio of	total	Ratio of
		end of	net expenses	expenses	net investment	Portfolio
Net asset	Total	year	to average	to average	income (loss) to	turnover
value, end of year	return(b)	(in 000s)	net assets	net assets	average net assets	rate

$8.64	21.43%	$90,909	1.09%	1.28%	1.37%	352%
8.38	20.48	2,259	1.84	2.03	0.62	352
8.33	20.56	10,887	1.84	2.03	0.63	352
8.78	21.90	133,016	0.69	0.88	1.88	352
8.72	21.41	48	1.19	1.38	1.28	352

7.20	(36.66)	112,426	1.09	1.27	0.81	153
6.97	(37.13)	5,169	1.84	2.02	(0.02)	153
6.94	(37.08)	13,977	1.84	2.02	0.06	153
7.31	(36.34)	67,367	0.69	0.87	1.27	153
7.26	(36.74)	55	1.19	1.37	0.57	153

11.50	(0.92)	241,192	1.10	1.24	0.65	73
11.10	(1.77)	20,010	1.85	1.99	(0.11)	73
11.06	(1.75)	30,008	1.85	1.99	(0.10)	73
11.69	(0.65)	63,913	0.70	0.84	1.05	73
11.49	(1.10)	400	1.20	1.34	0.55	73

11.72	13.34	138,732	1.09	1.32	0.77	90
11.30	12.55	24,820	1.84	2.07	(0.01)	90
11.27	12.48	29,340	1.84	2.07	0.01	90
11.91	13.76	61,338	0.69	0.92	1.21	90
11.70	13.21	354	1.19	1.42	0.63	90

10.39	8.77	76,268	1.19	1.55	0.45	92
10.04	7.96	25,218	1.94	2.29	(0.33)	92
10.02	7.97	22,687	1.94	2.29	(0.33)	92
10.56	9.25	17,843	0.79	1.15	0.89	92
10.37	8.70	411	1.29	1.64	0.32	92

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
				Net		Distributions
	Net asset			realized		to shareholders
	value,	Net		and	Total from	from net
	beginning	investment		unrealized	investment	investment
Year - Share Class	of period	income		gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED DECEMBER 31,

2009 - A	$6.07	$0.13	(b)	$1.32	$1.45	$(0.12)
2009 - C	6.06	0.09	(b)	1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15	(b)	1.33	1.48	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,

2008 - A (Commenced January 31, 2008)	10.00	0.17		(3.93)	(3.76)	(0.17)
2008 - C (Commenced January 31, 2008)	10.00	0.13		(3.94)	(3.81)	(0.13)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.19		(3.94)	(3.75)	(0.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset		Net assets,	Ratio of		Ratio of		Ratio of
value,		end of	net expenses		total expenses		net investment		Portfolio
end of	Total	period	to average		to average		income to		turnover
period	return(a)	(in 000s)	net assets		net assets		average net assets		rate

$7.40	23.98%	$77,469	1.26%		1.67%		2.00%		101%
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

6.07	(37.56)	71,917	1.26	(c)	1.80	(c)	2.53	(c)	243
6.06	(38.02)	8	2.01	(c)	2.55	(c)	1.83	(c)	243
6.06	(37.40)	17,652	0.86	(c)	1.40	(c)	2.05	(c)	243

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Structured International Tax-Managed Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2009 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2010

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend				International Equity				Structured Tax-Managed				Structured International
	and Premium Fund				Dividend and Premium Fund				Equity Fund				Tax-Managed Equity Fund
				Expenses				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months
	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended
Share Class	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*	7/01/09	12/31/09		12/31/09*
Class A
Actual	$1,000	$1,204.70		$6.89	$1,000	$1,193.70		$7.19	$1,000	$1,229.70		$6.13	$1,000	$1,217.80		$7.04
Hypothetical 5% return	1,000	1,018.95	+	6.31	1,000	1,018.65	+	6.61	1,000	1,019.71	+	5.55	1,000	1,018.85	+	6.41

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,224.20		10.37	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.88	+	9.40	N/A	N/A		N/A

Class C
Actual	1,000	1,198.70		11.03	1,000	1,188.90		11.26	1,000	1,224.90		10.32	1,000	1,211.30		11.20
Hypothetical 5% return	1,000	1,015.17	+	10.11	1,000	1,014.92	+	10.36	1,000	1,015.93	+	9.35	1,000	1,015.07	+	10.21

Institutional
Actual	1,000	1,207.40		4.67	1,000	1,195.00		4.98	1,000	1,230.80		3.88	1,000	1,218.50		4.81
Hypothetical 5% return	1,000	1,020.97	+	4.28	1,000	1,020.67	+	4.58	1,000	1,021.73	+	3.52	1,000	1,020.87	+	4.38

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,229.40		6.69	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,019.21	+	6.06	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

U.S. Equity Dividend and Premium	1.24%	N/A	1.99%	0.84%	N/A
International Equity Dividend and Premium	1.30	N/A	2.05	0.90	N/A
Structured Tax-Managed Equity	1.09	1.84%	1.84	0.69	1.19%
Structured International Tax-Managed Equity	1.26	N/A	2.01	0.86	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2009, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07032 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Structured Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the year ended December 31, 2009, 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and Structured Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2009 tax year, the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.0789 and $0.0992 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds during the year ended December 31, 2009 from foreign sources was 91.53% and 70.81%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Structured Tax-Managed Equity Funds to such countries was $0.0093 and $0.0076 per share, respectively.

For the year ended December 31, 2009, 100%, 100%, 100% and 91.79% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $789.8 billion in assets under management as of September 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[1]■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund

■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
■ Structured International Equity Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund*

Total Portfolio Solutions[2] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions, Retirement Strategies or Select Satellite category. Firmwide assets under management includes assets managed by GSAM and its investment Advisory Affiliates.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (”Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co.  All rights reserved.  31804.MF.TMPL TAXADVAR10 / 9K / 02-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,679,850	$2,137,976	Financial Statement audits. For 2008, $706,116 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$181,992	$70,222	Other attest services. For 2009, $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$685,440	$661,500	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009 and 2008, $74,833, and $71,161 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes, respectively.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,259,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP (“PwC”) for the years ended December 31, 2009 and December 31, 2008 were approximately $867,432 and $731,722 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $5.8 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	March 3, 2010

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 3, 2010